[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                                                   EXHIBIT 10.39



                              [ ALTEON LETTERHEAD ]


                                  AMENDMENT TO
                           CLINICAL SERVICES AGREEMENT

         THIS AMENDMENT TO CLINICAL SERVICES AGREEMENT (this "Amendment") is entered into as of this 15 day of July 1998, by and between Alteon Inc., a Delaware corporation, with offices at 170 Williams Drive, Ramsey, New Jersey 07446 ("ALTEON"), and Quintiles, Inc., a North Carolina corporation, with offices at 1007 Slater Road, Durham, North Carolina 27703 ("QUINTILES") (each of ALTEON and QUINTILES, a "Party" and collectively, the "Parties").

                             PRELIMINARY STATEMENTS

         A. The Parties previously entered into that certain Clinical Services Agreement, dated as of August 11, 1996 (the "Agreement").

         B. The parties wish to amend the scope of the Services to be provided by Quintiles under the Agreement, upon the terms and conditions set forth in this Amendment.

         C. Pursuant to Section 5.1 of the Agreement, Attachment C thereto set forth the total estimated budget for the Services to be performed by QUINTILES under the Agreement which has subsequently been modified by the process detailed in Sections 1.2(p) and 5.9.

         D. Section 5.1 of the Agreement contemplates that the Parties may amend the Budget from time to time, upon the agreement of the Parties.

         E. In addition to expanding the Scope of the Services, the Parties wish to establish fixed terms of the Budget with respect to the Services that QUINTILES has performed and will perform under the Agreement and the means by which such Budget terms with respect to the Studies under Protocols Numbers AGPR0002 and AGPR0009, PR0016, PR0014, IND Annual Safety Report preparation (the "Subject Studies"), and preparation and management of the NDA application for the Compound under Protocol Number AGPR0002 (the "NDA Preparation"), may be adjusted in the future, all upon the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the Preliminary Statements and the mutual covenants and promises set forth in this Amendment, the Parties hereby agree to amend the Agreement as follows:

         1. Revised Budget and Time Lines. The Budget is hereby amended as reflected in Attachment A attached. The Parties acknowledge and agree that such Budget, as so amended, shall constitute the final Budget, subject to the Budget Adjustments set forth in Section 4 of this Amendment, unless such Budget is further amended pursuant to Sections 1.2(p) and 5.9 of the Agreement. QUINTILES estimates that its actual cost to complete the Subject Studies is approximately $* in excess of the total amount stated in the Budget attached hereto as Attachment A. In consideration of QUINTILES' agreement to the reduced total amount stated in the Budget, ALTEON agrees to waive any right it may have to dispute the costs, fees and expenses previously invoiced by QUINTILES, and releases any over-payment or over-billing claims it may have regarding such costs, fees and expenses. ALTEON acknowledges that the Budget attached hereto as Attachment A supersedes all prior estimates or agreements, oral or written, regarding the amount of costs, fees and expenses that shall be paid pursuant to the Agreement and this Amendment. In addition, the time lines applicable to the Agreement are hereby amended as reflected in Attachment A attached hereto, which supersedes all prior estimated or agreed time lines regarding the Agreement and this Amendment.

         2. Amendment of Section 5.2. The first sentence of Section 5.2 of the Agreement hereby is amended such that, following such amendment, such sentence is replaced in its entirety as follows:

         "ALTEON shall pay to QUINTILES the fees and other out-of-pocket costs set forth in the Budget. ALTEON shall not be required to make payments with respect thereto that are in excess of the amounts set forth in the Budget, except to the extent that ALTEON previously shall have approved such excess fees and costs."

         3. No Further Automatic Budget Adjustments. From and after the date of this Amendment Section 5.8 of the Agreement is no longer applicable and there shall be no adjustment of the Budget under such Section 5.8. Any future adjustments to the Budget shall be effected using the procedure set forth in
Section 5.9 of the Agreement, regardless of the magnitude thereof, except as set forth in Section 4 of this Amendment. With respect solely to the Services to be provided by QUINTILES in connection with the NDA Preparation, ALTEON agrees that it will not unreasonably withhold approval of a cost increase, even if it involves a fixed price Service, if the proposed changes in budgets or time lines result from, among other appropriate reasons, forces outside the reasonable control of QUINTILES or changes in the assumptions upon which the initial budget or time lines were based. QUINTILES reserves the right to postpone effecting any future material increases in the scope of the Services until such time as the parties agree to and execute a written amendment or change order by the process detailed in Sections 1.2(p) and 5.9.

          4. Certain Budget Adjustments with Respect to Subject Studies under Protocols Numbers AGPR0002 and AGRP0009.

                  4.1 In the event that the number of days of on-site clinical monitoring reasonably required to complete the Services with respect to each of the Subject Studies after January 31, 1998, is greater or less than the number of the remaining days of such visits forecast in Attachment A, the applicable line item in the Budget shall be appropriately adjusted, at a rate of $* per day (adjusted in increments of one-half days). Likewise, in the event the number of

* Confidential Treatment Requested
clinical monitoring visits required to complete the Services with respect to each of the Subject Studies after January 31, 1998 is greater or less than the remaining number of such visits forecasts in Attachment A, the applicable line item in the Budget shall be appropriately adjusted at a rate of 1.4 days per visit for travel time, trip planning, and report writing, at a rate of $* per day. Monitoring Travel miscellaneous cost will be considered a variable direct pass-through expense which will be reconciled at the end of this project.

                  4.2 In the event that the number of SAEs reasonably required to be processed to complete the Services with respect to each of the Studies after January 31, 1998, is greater or less than the number of the remaining such SAEs forecast in Attachment A, the applicable line item in the Budget shall be appropriately adjusted, at a rate of $* per SAE.

                  4.3 In the event that the number of CRF pages reasonably required to be tracked to complete the Services with respect to each of the Subject Studies after January 31, 1998, is greater or less than the number of the remaining such pages forecast in Attachment A, the applicable line item in the Budget shall be appropriately adjusted, at a rate of $* per page.

                  4.4 In the event that the number of pages reasonably required to be entered into the databases and audited to complete the Services with respect to each of the Subject Studies after January 31, 1998, is greater or less than the number of such pages forecast in Attachment A, the Budget shall be appropriately adjusted, at a rate of $* per page (i.e., six minutes per page, at $* per minute) with respect to the Subject Study under Protocol Number AGPR0002, and $* per page (i.e., seven minutes per page, at $* per minute) with respect to the Subject Study under Protocol Number AGPR0009.

                  4.5 ALTEON shall pay QUINTILES the amounts stated in the Budget according to the Payment Schedule attached hereto as Attachment B. Only the unit-based items referenced in Sections 4.1, 4.2, 4.3 and 4.4 above and variable expense as defined in each project budget shall be subject to upward or downward adjustments, unless the Agreement is modified pursuant to its Sections 1.2(p) or 5.9. Upon ALTEON's request from time to time, and, in any event, within 30 days after the completion of the Services, QUINTILES shall provide ALTEON with written evidence of the then current number of the respective units referred to in this Section 4 which QUINTILES has consumed. All adjustments to the Budget pursuant to this Section 4 shall be made in connection with ALTEON's final payment under the Budget; provided, however, that if the aggregate effect of adjustments under this Section 4 reduces the amount of such final payment below zero, QUINTILES shall pay ALTEON the amount necessary to make up such deficiency within 30 days after the completion of the Services.

                  4.6 Fixed Price Revisions. The following provisions are no longer applicable due to the fixed price/fixed unit price nature of the Agreement, as amended: Section 3.2(b); the second and third sentences of Section 5.1; the second, third and fourth sentences of Section 5.3; the clause at the end of Section 5.4 stating "and supplemental information (as contemplated by Section 5.3)"; Section 5.6; the last clause of Section 5.10 stating "and in sufficient detail to

* Confidential Treatment Requested
permit ALTEON to confirm the accuracy of the invoices submitted pursuant to this
Section 5"; and Section 5.11.

         5. Scope of Work Amendment. Simultaneously with the execution of this Amendment, the Parties will execute a scope of work amendment to the Agreement, pursuant to which QUINTILES shall undertake the NDA Preparation, at a total agreed-to budget of $*. The Payment Schedule for such work is attached hereto as Attachment B.

         6. Personnel Change. Due to Randy Anderson's departure, Section 1.3(b) of the Agreement is no longer applicable, and the name "Randy Anderson" is hereby replaced by "Tom Atkins" in Sections 1.3(b) and 1.5(b).

         7. Capitalized Terms. All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned thereto in the Agreement.

         8. Continuing Effect of Agreement. Except as amended herein, in all other respects the Agreement shall remain in full force and effect and be unaffected by this Amendment.

                                      * * *

 * Confidential Treatment Requested

         IN WITNESS WHEREOF, each of the Parties has caused its duly authorized representative to execute this Amendment as of the date first set forth above.


                                   ALTEON INC.


                                   By: /s/   Kenneth I. Moch
                                       -------------------------------

                                   Name:  Kenneth I. Moch
                                          ----------------------------

                                   Title:   CFO
                                            --------------------------


                                   QUINTILES, INC.


                                   By:  /s/ Paula B. Stafford
                                        ------------------------------
                                           Paula B. Stafford
                                           Vice President, Business Development

                                  ATTACHMENT A

                              REVISED FINAL BUDGET

                  AMENDMENT TO THE CLINICAL SERVICES AGREEMENT
             Attachment A: Budget for Protocols AGPR002 and AGPR009



PROJECT SET-UP INITIATION
              Project Transfer and Start-Up                                 *
              Development of Study Files                                    *
              CRA Meeting                                                   *
SUBTOTAL PROJECT SET-UP AND INITIATION:                                     *

CLINICAL TRIAL MANAGEMENT
              Clinical Monitoring - Interim, Close-Out Visits               *
              Clinical In-House Administration                              *
              Drug Distribution Management                                  *
SUBTOTAL CLINICAL TRIAL MANAGEMENT                                          *

MEDICAL SUPPORT
              AE Processing and Reporting                                   *
SUBTOTAL MEDICAL SUPPORT:                                                   *

CLINICAL DATA MANAGEMENT
              Database Design and Maintain                                  *
              CRF Tracking                                                  *
              Edit Specifications, Pre-Entry Edit, DCF Queries Resolution   *
              Data Entry, Database Audit                                    *
              Coding - Disease, Medication, Adverse Events                  *
SUBTOTAL CLINICAL DATA MANAGEMENT                                           *

BIOSTATISTICAL ANALYSIS
              Annotated Report Outline                                      *
              Statistical Integrated Study Report                           *
SUBTOTAL BIOSTATISTICAL ANALYSIS                                            *

SUPPORT SERVICES
              Project Management                                            *
              Administrative Support                                        *
              Client Meetings                                               *
SUBTOTAL SUPPORT SERVICES:                                                  *

TOTAL QUINTILES FEES                                                        *

MISCELLANEOUS COSTS
              Monitoring Travel                                             *
              Client Meeting Travel                                         *
              CRA Meeting Travel                                            *
              Computer Support                                              *
              Copying, Printing, Postage, Telephone, Supplies               *
              Videoconferencing                                             *
SUBTOTAL MISCELLANEOUS COSTS                                                *

GRAND TOTAL                                                                 *

LESS QUINTILES CONSIDERATION                                                *

ADJUSTED TOTAL                                                              *



* Confidential Treatment Requested

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                                  ATTACHMENT A
               BUDGET NOTES - PROTOCOL NUMBERS AGPR002 AND AGPR009
                              (PIMA010 AND PIMA020)

The following variable expense units are defined under this project:


CLINICAL TRIAL MANAGEMENT
Clinical Monitoring
PIMA010
Unit Costing:
         $* per day for time on site.
         Estimate of Time on site to Complete Trial:
                  25 visits at 2 days on site
                  145 visits at 3 days on site
                  49 visits at 1.5 days on site (closeout visits)
Actual time on site to be determined by time sheets

Fixed Amount of 1.4 days per visit for travel time and trip planning and report writing at $* per day rate

PIMA020
Unit Costing:
         $* per day for time on site.
         Estimate of Time on Site to Complete Trial:
                  28 visits at 1.5 days on site
                  140 visits at 2.0 days on site
                  71 visits at 1.5 days on site (closeout visits)
Actual time on site to be determined by time sheets

Fixed Amount of 1.4 days per visit for travel time and trip planning and report writing at $* per day rate

Monitoring Travel miscellaneous cost will be a variable pass-through expense which will be reconciled at the end of the project.


MEDICAL SUPPORT
AE Processing
PIMA010
Estimate to Complete:
      200 SAE's at a unit cost of $*

* Confidential Treatment Requested

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                                  ATTACHMENT A
               BUDGET NOTES - PROTOCOL NUMBERS AGPR002 AND AGPR009
                              (PIMA010 AND PIMA020)

         (Based on an average rate of 20 per month for 10 remaining months (February through November).

PIMA020
Estimate to Complete:
         150 SAE's at a unit cost of $*
         (Based on an average rate of 25 per month for 6 remaining months (February through July)

         Construction of an estimated 300 Total Cardiovascular files (estimated $*)
                   170 are completed
                   130 estimated new cases in remaining months

CLINICAL DATA MANAGEMENT

CRF Tracking
PIMA010
Estimate to Complete:
          29,000 pages remaining at a unit cost of $*

PIMA020
Estimate to Complete:
          11,210 pages remaining at a unit cost of $*

DATA ENTRY, DATABASE AUDIT
PIMA010
Estimate to Complete:
          29,000 pages remaining at a unit cost of $*

PIMA020
Estimate to Complete
          11,750 pages remaining at a unit cost of $*


 * Confidential Treatment Requested

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                            Attachment A: Budget for
                  SAE Reporting for Protocol PRO014 and PRO016



 MEDICAL SUPPORT
            AE Processing and Reporting                       *
 SUBTOTAL MEDICAL SUPPORT                                     *

 TOTAL QUINTILES FEES                                         *

 MISCELLANEOUS COSTS
            Computer Support, Copying, Printing, Shipping     *
 SUBTOTAL MISCELLANEOUS COSTS                                 *

 GRAND TOTAL                                                  *



The above calculations were based on an average of 11 serious adverse events reported monthly. It is assumed that reporting of events will continue for another 18 months (March 1998 through August 1999). This yields a total of 198 more Serious Adverse Events to process at a cost of $* per SAE. Allowance for an extension study or safety evaluation phase has not been included. Note: Alteon has been adding investigator sites for the 014 Protocol in the recent months. This increase in investigator sites may result in an increase in the monthly reporting rate.


* Confidential Treatment Requested

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                Attachment A: Budget for Annual Safety IND Report




Regulatory                                                   *
Med. Ops                                                     *
Rep. Coordin                                                 *
Stat Program                                                 *
Biostats                                                     *
RDQC                                                         *

TOTALS                                                       *

Contract Modification signed May 21, 1997

Scope of Work: to prepare three (3) annual safety IND update reports (for years 1997, 1998, and 1999). The cost for the second and third report was budgeted at a lower rate than the first based on the assumption that the second and third reports will be identical in content and structure as the first report. Two of the three reports have been prepared. It is assumed that the scope of the IND report for 1999 will remain the same as in previous years.

Information on percentage and workcode breakdown provided by Susan Kenny (x1463) on Aug. 4, 1997



* Confidential Treatment Requested

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
           Attachment A: Budget for the NDA Preparation for Pimagedine




NDA PREPARATION

o Table of Contents                                                                *
o Application Summary (Clinical Section only)                                      *
o CMC                                                                              *
o Labeling                                                                         *
o Non-Clinical Pharmacology and Toxicology                                         *
o Human PK and Bioavailability and Clinical Pharmacology                           *
o Microbiology                                                                     *
o Overall Clinical Summary                                                         *
o Clinical Pharmacology                                                            *
o Individual Study Reports
     Action I Study Report                                                         *
     Action II Study Report                                                        *
o Patent Narratives                                                                *
o Integrated Summary of Safety (Integrated database creation,
     Analysis and Tables)                                                          *
o Integrated Summary of Efficacy (Analysis and Tables)                             *
o Integrated Summary of Benefits & Risks                                           *
o Safety Update Report (See Optional Costs category on next page)                  *
o Statistical Methods Section (ISS Methods Insert)                                 *
o CRF Tabulations (See Optional Costs category on next page)                       *
o Case Report Forms                                                                *
o Patent Information and Certification                                             *
o NDA Compilation & Cross Referencing                                              *
o Project Management (includes Administrative Support)                             *
o Clinical Pharmacology Support                                                    *

Sub-Total  NDA Preparation                                                         *
                                                                                         CONTINUED ON THE NEXT PAGE

Other Services

o NDA Strategy/Pre-NDA Meeting                                                     *
o Other Services:
     Expert Consulting-Biostatistics, Clinical Sciences and Regulatory Services    *
     Face to Face Client Meetings (6 meetings; 6 attendees at each)                *
     Teleconference Client Meetings (Weekly; 8 attendees at each)                  *
     Project Startup and Planning                                                  *
Sub-Total Other Services                                                           *
Total Services                                                                     *

Miscellaneous Costs
o Travel
  Client Meetings                                                                  *
     6 meetings at Alteon, 6 attendees at each meeting
  Pre-NDA Meeting                                                                  *
o Telephone, Supplies, and Computer Support                                        *
o Shipping of NDA Volumes
     Hand Delivery of NDA to FDA (based on 2 copies of 90 volume submission)       *
     Federal Express Delivery of remaining 4 copies of 90 volume application
       to Alteon                                                                   *
Sub-Total Miscellaneous Costs                                                      *
TOTAL NDA BUDGET COST                                                              *

OPTIONAL COSTS (Not Included in Total Budget Costs)

o  Safety Update Report                                                            *
o  CRF Tabulations                                                                 *
o  Action II efficacy tables and text in ISE                                       *
Subtotal Optional Costs                                                            *
Total Costs including Optional Costs                                               *


* Confidential Treatment Requested

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                                  ATTACHMENT A
                  BUDGET NOTES - NDA PREPARATION OF PIMAGEDINE

As described in the proposal for "Revised Scope of Work for New Drug Application Services and Action I & Action II Final Study Reports" dated July 1, 1998 ("Proposal), Quintiles' scope of work for the NDA Preparation for Pimagedine includes Regulatory Affairs Consulting, Clinical Sciences, Biostatistics, Programming, QC, and Project Management services. Assumptions are based on discussions between Quintiles and Alteon. Deviations in these assumptions may require a modification to the budget and/or timelines.

         GENERAL NOTES

         Quintiles' participation in this project is based on * consecutive months beginning *. Should the time line increase/decrease, the budget will be adjusted accordingly.

         The budget is based on Quintiles' 1998 daily rates. If the Services hereunder last longer than one (1) year, Quintiles' costs may be increased at the beginning of each year, commencing one year after the date the Agreement is executed, to reflect increases or decreases in Quintiles' costs on a prospective basis only. Quintiles' costs may be increased or decreased for the next twelve (12) month period using the percentage change in the wages/earnings survey as published in The Economist for the applicable currencies over the preceding twelve (12) month period.

         Any costs associated with audits performed by Alteon at Quintiles' facilities will be invoiced to Alteon at cost.

         BIOSTATISTICAL AND CLINICAL SCIENCES SERVICES

         Costs for error resolution for the following data to be received from external vendors have not been included in the budget: Covance laboratory data, Scripps Labs' data, Fundus photography data (University of Wisconsin, Madison), GFR data (from Covance), the Quality of Life data (from Reilly Associates), and plasma pimagedine data (from Alteon).

         Quintiles has assumed that a final transfer of all data from each vendor will be received as locked databases no later than * for the Action I study and no later than * for the Action II study. Quintiles assumes that at least 2 interim transfers of each of these databases will be received (at approximately * months prior to the last patient visit and at * months prior to the last patient visit for the Action I study and at

         * Confidential Treatment Requested
         approximately * weeks and * weeks prior to the last patient visit for the Action II study). Quintiles will carry out checks prior to database lock to determine and seek error resolution for any systematic problems or inconsistencies found in each of these databases. However, it is assumed that final responsibility for locking each vendor database will reside with each individual vendor. Any additional costs incurred by Quintiles as a result of errors or inconsistencies in any of the databases delivered to Quintiles as a locked database will be billed on a fee-for-service basis. This will include costs for re-running analysis files or tables.

         Quintiles has assumed that no changes to the definition of the Per Protocol population will take place after database lock. Any costs (due to re-programming analysis files and re-running tables) as a result of changes to the definition of the Per Protocol population after database lock will be billed on a fee-for-service basis.

         Quintiles has assumed that adverse events of special interest (including the exact definition of flu syndrome) for the NDA will have been defined (or the rule for selecting them has been defined) by *. Any costs (due to re-programming analysis files and re-running tables) as a result of changes to the definition of special interest adverse events after * will be billed on a fee-for-service basis.

         Quintiles has budgeted for a data review meeting for the Action I study and a data review meeting for the Action II study with an anticipated date of * working days prior to database lock in each case. For these meetings Quintiles will provide data dumps ( SAS Proc Prints of raw data) for all CRF data only. In addition, frequencies (for binary data), and the highest and lowest values as well as quantiles (for continuous data) will be provided for CRF data on the following variables: key disposition variables, demographics, the primary efficacy parameter, adverse events, and key laboratory parameters (including those which are key secondary parameters). Any outstanding discrepant dates or other questionable or missing information related to the primary efficacy parameter will be fully summarized. It is assumed that no new DCFs will be issued as a result of discussions at the data review meetings, as otherwise delays are likely to result for all subsequent deliverables.

         Costs to develop the Integrated Summary of Safety(ISS) Annotated Report Outline(ARO), Integrated Summary of Efficacy(ISE) ARO, Action I ARO, Action II ARO, ISS Table Shells, ISE Table Shells, ISS Tables, ISE Tables, Data Listings for Action I and Action II, CRF Tabulations for Action I and Action II (if no FDA waiver is given), text for the Action I integrated clinical and statistical study report, text for the Action II abbreviated integrated clinical and statistical study report, ISE text, ISS text, text for the remainder of the Clinical Section, text for the Clinical Data Summary, text for the Risk-Benefit section, and text for the Statistical Methodology section of the NDA have all been included in the budget. Those tables to be included in the ISS, the ISE, the Action I study report, and the Action II abbreviated study report are specified in Appendices 1 and 2. Estimated costs include one round of review and incorporation of consolidated comments from Alteon to create the final version for all Tables, Data

     * Confidential Treatment Requested

         Listings, CRF Tabulations, Action I ARO, Action II ARO, text for the Action I study report, ISE text, ISS text, text for the remainder of the Clinical Section, text for the Clinical Data Summary, and Statistical Methodology text. Estimated costs for the ISS ARO, the ISE ARO, Table Shells, and text for the Action II abbreviated study report, allow for two rounds of review and incorporation of comments. In all cases it is assumed that Alteon provides one integrated set of comments (including comments from George Washington University and any other third parties). For the Risk-Benefit section costs assume that Quintiles will produce one draft version after which Alteon will finalize the document.

         It is assumed that the final SAE documentation (SAE reporting and source documentation) is received from all investigator sites by * for the Action I study and * for the Action II study.

         Any additional tables, figures, or listings Alteon requires outside of the approved AROs for the ISS, the ISE, the Action I study, or the Action II study will be discussed and any additional fees negotiated with Alteon.

         All patient narratives will be prepared by Alteon. Should Alteon request that Quintiles prepare patient narratives, Quintiles will provide Alteon a cost estimate for development of patient narratives.

         At Alteon's request, Quintiles will send printouts of the concomitant medication and AE coding mappings on two occasions, once prior to Action II database lock and once prior to Action I database lock. Quintiles has assumed that all Quintiles and Alteon reconciliation between Quintiles' coding dictionaries and the coding dictionaries used in other studies (including the ESRD study conducted by ACER/EXCEL) will have taken place prior to Action II database lock. Quintiles estimated dates for production of the ISE and ISS tables assume that no changes to coding dictionaries occur after Action II database lock for terms that are present in Action II, and no changes occur after Action I database lock for terms that are present in Action I. In addition, any costs (due to re-running analysis files or tables) as a result of changes in coding after database lock will be billed on a fee-for-service basis.

         Costs for 10 days of expert consulting each from the Biostatistics, Clinical Sciences and Regulatory departments have been included in the budget. Estimated costs are based on daily rates of $* for Biostatistics; $* for Clinical Sciences and $* for Regulatory. Any additional expert consultancy above 10 days from any of these departments will be billed on a fee-for-service basis.

         Costs have been included for two (2) Quintiles' attendees (one from Clinical Sciences and one from Biostatistics) at the Pre-NDA meeting. Any additional attendees at Alteon's request will be billed to Alteon on a fee-for-service basis.

         Costs have been included for Quintiles' expert review of the text for the ISS, the ISE, the

 * Confidential Treatment Requested

         Action I study report, the Action II abbreviated study report, the remainder of the Clinical Section, the Clinical Data Summary, and the Risk-Benefit section by Clinical Sciences, the Project Medical Officer (or another M.D.), Regulatory, and Biostatistics. For the statistical methodology section and all AROs costs have been included for expert reviews by Biostatistics, Clinical Sciences, and Regulatory. For tables and table shells costs include expert review by Biostatistics and Clinical Sciences. For data listings and CRF tabulations (if required) costs include expert review by Biostatistics. All expert reviews will be carried out prior to delivery of these items to Alteon.

         Costs are included for a QC review of all deliverables of AROs, table shells, tables, data listings, CRF tabulations, and text. These QC reviews will have taken place prior to delivery of the items to Alteon.

         Quintiles will generate 399 tables (141 for Action I alone, a further 149 for Action II alone, and a further 109 for Action I and Action II combined), including 64 unique tables, and 20 figures for the ISS. A full list of the ISS tables which Quintiles has assumed will be required is provided in Appendix 1.

         Quintiles will generate 85 tables (including 35 unique tables), and 24 figures for the ISE, all of which will be based on Action I alone. A full list of the ISE tables which Quintiles has assumed will be required, is provided in Appendix 2.

         Quintiles will produce 215 tables for the Action I study report, 86 unique tables, and 33 figures. A total of 211 of these tables and all figures will be identical (other than header information) to a corresponding ISS or ISE table. A full list of the Action I tables which Quintiles has assumed will be required is provided in Appendices 1 and 2.

         Quintiles will produce 230 tables for the Action II abbreviated study report, 88 unique tables, and 32 figures. A total of 153 of these tables and 11 figures will be identical (other than header information) to a corresponding ISS table. A full list of the Action II tables which Quintiles has assumed will be required is provided in Appendices 1 and 2.

         Additional analyses outside of the lists of tables provided in Appendices 1 and 2 can be provided, on a fee-for-service basis. However, certain additional ISE analyses (including any exploratory analyses, any reasonable case analysis, and any additional figures) may take longer than 7 weeks after database lock.

         It is assumed that a total of 25 data listings will be produced for the Action I study and 25 data listings will be produced for the Action II study.


         Quintiles would recommend that Alteon seek a waiver from the FDA for CRF tabulation production. However, if Alteon does not receive a waiver, Quintiles estimates that CRF tabulation production for Action I and Action II would cost approximately $* altogether.

* Confidential Treatment Requested

         It is assumed that the statistical methodology section of the NDA will be at most 60 pages of text (at 1.5 line spacing). Further, it is assumed to cover only statistical methodology corresponding to analyses produced by Quintiles in the ISS or ISE, together with analysis discussion in the text of the ISS or ISE by Quintiles. These methods will be discussed in the stats trial methodology section of the NDA based on the methods sections from the corresponding study reports. It is assumed that statistical methodology for analysis of Quality of Life and plasma pimagedine will be provided to Quintiles as drop-in sections.

         Quintiles has assumed that no tables from any study other than Action I and Action II will be required for the ISS and no tables from any study other than Action I will be required for the ISE. If additional tables are required from other studies in the ISS or ISE then these will be billed on a fee-for-service basis. ISS or ISE tables produced from studies other than Action I and Action II may take longer than those produced for Action I and II.

         Costs include tasks required to produce the key draft ISS tables for Action I within * weeks of Action I database lock and the remaining draft ISS tables (except for AE prevalence tables) for Action I will be delivered in * batches at weekly intervals over the following * weeks. Costs also include tasks required to produce AE prevalence tables within a further * weeks. Those tables which correspond to the "key" ISS text (as defined by Alteon) will be given highest priority. However, exactly which tables will be included in each of the these * batches is also dependent on data-driven issues.

         Costs include tasks required to produce ISS tables based on Action II alone in 3 batches with the first delivered within * weeks of Action II database lock and the last delivered within * weeks of database lock. Costs for production of the integrated ISS database assume that adverse events, laboratory data, and vital signs is the only safety data that is fully integrated, and that this is based only on Action I and Action
         II. It is further assumed that the only data that is partially integrated is that part of the demographics, medications, and medical history needed for the interaction analyses in the ISS and the ISE. It is assumed that ECGs, efficacy data, and all other data will not be integrated at all. Quintiles estimates that those ISS tables based on the integrated database will be submitted to Alteon within * weeks of the integrated database lock.

         Costs for the ISE assume that the last draft table for Action I from the list specified in Appendix 2 will be produced within * weeks after Action I database lock (subject to the assumptions set out in this proposal). Some ISE tables will be delivered in batches prior to this date, but exactly which tables will be included in any particular batch is highly dependent on data-driven issues. Those tables corresponding to the most important efficacy parameters will be given the highest priority. However, it is anticipated that those analyses based on survival endpoints (including analysis for the primary efficacy parameter) will be in a later batch as they are likely to be most affected by (data-driven) special cases, which arise very shortly before database lock.

* Confidential Treatment Requested

         Quintiles estimates that any additional safety tables needed for the Action I or Action II study reports will be produced according to the timeline (relative to the individual study's database lock) described above. Likewise Quintiles estimates that any additional efficacy or other non-safety tables needed for the Action I or Action II study reports will be produced according to the timeline (relative to the individual study's database lock) described above.

         For the ISE and for the Action II efficacy analyses Quintiles has assumed that the programs written by George Washington University to produce the ESMC analyses (except for any code that reveals information that would unblind a patient) will be received electronically by *. Further, it is assumed that any additional code covering information related to a patient's treatment assignment, together with all results from interim analyses will be provided electronically * after unblinding.

         For the ISE, it is further assumed that agreement is reached between Quintiles, George Washington University, and Alteon by * for Action I and Action II on all analyses and all data analysis rules to be used in the ISS/ISE, the Action I and Action II study reports, and in the interim and final analyses to be carried out by George Washington University for either study. If different analysis rules are followed by George Washington University or Alteon compared with the rules to be adopted by Quintiles in the ISE and the ISS, then additional costs will result for the reconciliation of these results with the results produced by Quintiles. This will be billed on a fee-for-service basis.

         It is assumed that Quintiles writes the Action I Integrated Clinical & Statistical Study report. The results section is assumed to be based on the 215 tables specified in Appendices 1 and 2 (85 tables identical to Action I ISE tables a further 126 tables identical to Action I ISS tables and 4 additional tables). It is assumed that methods and results sections covering plasma pimagedine data, (including relationship of plasma pimagedine to efficacy or safety) and Quality of Life date will be written by their corresponding vendors or will be written by Alteon, and it is assumed that these sections will be supplied to Quintiles as drop-in sections and that these will use section numbering as specified by Quintiles. Further, it is assumed that text covering results for Quality of life and plasma pimagedine data for the ISE (and for the ISS if appropriate) will be supplied as a drop-in section.

         It is assumed that Quintiles writes the Action II abbreviated Integrated Clinical & Statistical Study. The results section is assumed to be based on the 209 tables specified in Appendices 1 and 2 (153 tables identical to Action II ISS tables, and 77 additional tables). It is assumed that methods and results sections covering plasma pimagedine data and Quality of Life will be written by their corresponding vendors or will be written by, (including relationship of plasma pimagedine to efficacy or safety) Alteon. It is assumed that these sections will be supplied to Quintiles as drop-in sections and that these will use section numbering as specified by Quintiles. Further, it is assumed that text covering results for Quality of life and plasma pimagedine data for the ISE (and for the ISS if

* Confidential Treatment Requested
         appropriate) will be supplied as a drop-in section.

         Quintiles has assumed that an integrated set of comments is received from Alteon within * days of shipment of each batch of ISS or ISE tables. Further, Quintiles has assumed that draft tables will be revised to produce final tables as indicated by the integrated comments from Alteon, within at most * weeks of receipt of comments, except for the last batch of ISE tables where revised tables will be shipped within * of receiving comments. This timeline assumes that as a result of Alteon's comments on each batch of ISS or ISE tables, no new tables are required, no additions to tables are required, no changes are made to any definitions, and no additional exploratory analyses are needed.

         Quintiles has assumed that Alteon is able to obtain FDA agreement to the ISS ARO, the ISE ARO, and the data analysis rules for the ISS and ISE by *. Quintiles also assumes that no additional analyses are required as a result of the Pre-NDA meeting scheduled for *. If such additional analyses are required then these will be billed on a fee-for-service basis and this is likely to impact on the NDA timeline.

         Quintiles has assumed that all data on patients who are lost to follow-up (including any additional data collected as a result of active searching for these lost to follow-up patients) is received at Quintiles by * for Action I patients and by * for Action II patients.

         Quintiles has assumed that the last DCF for any data retrieved for lost to follow-up patients is resolved by * for Action I patients and by * for Action II patients. Any delays in receipt of this information may lead to delays in all subsequent dates on the timeline.

         This budget estimate does not include costs for Quintiles to scan CRFs. Any support provided by Quintiles in connection with the scanning of CRFs have not been included in the budget. If required, this support will be invoiced to Alteon at a daily rate of $*.

         In order to lock the database for Action II within * months of the last patient visit it is assumed that all CRF pages are available be collected at the last monitoring visit (estimated to be on *). Further, it is assumed that all DCFs receive a resolution from the sites within
         *.

         It is assumed that the Action II abbreviated study report will be at most 120 pages in length (from Introduction to Conclusions based on 1.5 spacing) with 25-30 panels (in-text tables). No cost for patient narratives has been included, but if it is required for Quintiles to produce these then they will be charged on a fee-for-service basis.

         It is assumed that the Action I study report will be 150-160 pages in length (from Introduction to Conclusions based on 1.5 spacing) with 30-40 panels (in-text tables). No cost for, patient narratives has been included, but if it is required for Quintiles to produce

* Confidential Treatment Requested
         these then they will be charged on a fee-for-service basis.

         Quintiles costs and timelines assume that for the ISE only Action I will be summarized from tables included in the ISE itself. It is also assumed that the only additional studies summarized in the ISE text will be Action II and the Dyslipidemia study. Costs for the ISE assume that there will be 150-200 pages of text (at 1.5 line spacing).

         Quintiles has also given separate costs for including tables based on Action II in the ISE. In this option, such tables would be a subset of the tables produced for the Action II study report and would differ from study report only in header information.

         Quintiles costs and timelines assume that for the ISS only Action I and Action II will be summarized from tables included in the ISS itself. It is also assumed that the only additional studies summarized in the ISS text will be those studies listed in Appendix 3. Costs for the ISS assume that there will be 250-300 pages of text (at 1.5 line spacing).

         Costs and timelines for the ISE and ISS text writing assume that Quintiles is not responsible for production of analyses, tables, or study report text for any studies other than Action I or Action II. Further, it is assumed that for all studies other than Action I and Action II a final and complete study report together with a set of tables is provided to Quintiles by *. In addition it is assumed that final and complete information is received on deaths, serious adverse events, and adverse events that caused discontinuation for all of these additional studies by *.

         It is assumed that Alteon will be responsible for preparing all text for the NDA, other than the Statistical Methodology section, ISE, ISS, remainder of the Clinical Section, the Clinical Data Summary, the Risk-Benefit section, the Action I study report, and the Action II abbreviated study report.

         Quintiles has also included as an option, costs for the 120 day Safety Update. This assumes that there will be 40-45 tables, and 100-120 pages of text (at 1.5 line spacing). Costs have been included for one (1) draft version after which Quintiles will incorporate Alteon's comments to produce the final version. The costs assume that the tables will be based only on data from Action I compassionate use and AE updates to Action I data in the NDA if needed. Any additional data for the ESRD study will be discussed in the text only.

         NDA COMPILATION AND SUBMISSION

         Quintiles has estimated the NDA to be 90 volumes. Labor costs associated with the compilation of six (6) copies of the application have been included in the budget. Labor costs for each additional copy over six (6) is estimated at $* per copy.

         For every volume over 90, an additional cost of $* per volume will be added. Any changes to a paginated volume requested by Alteon will also incur an additional cost

* Confidential Treatment Requested
         of $* per volume.

         The estimated cost for the hand delivery of the application to the FDA is $*. This cost has been included in the budget. If Alteon desires to use Federal Express in lieu of hand delivery, the estimated cost would be approximately $*. These estimates are based on the delivery of 180 volumes to the FDA (2 copies of a 90 volume submission). Actual delivery or shipping costs for the final NDA submission will be invoiced to Alteon at cost.

         The estimated cost for shipping the NDA to Alteon via Federal Express is $* per copy. The budget includes the shipping of 4 copies to Alteon (one master and three copies).

         PROJECT MANAGEMENT

         Quintiles has included an estimated cost for providing Alteon with study progress reports, as needed.

         Cost estimates include six client meetings with Alteon (at Alteon) have been included in the budget. It is estimated that six project team members from Quintiles will attend the face-to-face client meetings.

         Costs have also been included for weekly teleconferences between Alteon and Quintiles in the budget. It is estimated that eight project team members from Quintiles will participate in these weekly teleconferences.

* Confidential Treatment Requested

                                  ATTACHMENT B

                            REVISED PAYMENT SCHEDULES

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                     ATTACHMENT B: SUMMARY PAYMENT SCHEDULE

         Protocols AGPF0002 and AGPF0009, Drug Safety Monitoring and NDA


                                        *





* Confidential Treatment Requested

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                     ATTACHMENT B: PROJECT PAYMENT SCHEDULE

                     002 and AGPF0009


                             *


                     Safety Monitoring


                             *


                    NDA


                             *



* Confidential Treatment Requested

                                  ATTACHMENT C

                             SCOPE OF WORK AMENDMENT

                    AMENDMENT TO CLINICAL SERVICES AGREEMENT
                                  ATTACHMENT C

                              REVISED SCOPE OF WORK
                                       FOR
                          NEW DRUG APPLICATION SERVICES
                                       AND
                    ACTION I & ACTION II FINAL STUDY REPORTS


                                  Prepared for:
                                  Alteon, Inc.


                                  Submitted by:
                                 Quintiles, Inc.
                     Research Triangle Park, North Carolina

                                  July 1, 1998

TABLE OF CONTENTS


1.0      Executive Summary ...............................................1
2.0      Services Checklist ..............................................2
3.0      Project Timeline for Tasks Involving Action I ...................4
4.0      Project Timeline for Tasks Involving Action II Alone ............7
5.0      Scope of Work ...................................................8
6.0      Budget .........................................................15
7.0      Budget Notes ...................................................17

Appendix 1:       Proposed List of Tables for the Alteon Integrated Summary of
                  Safety

Appendix 2:       Proposed List of Tables and Figures for the Alteon Integrated
                  Summary of Efficacy, together with a Proposed List of the Corresponding Tables and Figures in Action I and Action II
                  Study Reports

1.0      EXECUTIVE SUMMARY

         The enclosed documents are a revised scope of work and timeline for the IDDM Pimagedine NDA submission. The scope of work and timeline has been revised to reflect the additional tasks requested at the April 16, 1998 meeting between Alteon and Quintiles.

2.0      SERVICES CHECKLIST

----------------------------------------------------------------------------------- --------------- ----------------
                                     ACTIVITY                                           ALTEON          QUINTILES
----------------------------------------------------------------------------------- --------------- ----------------
PROJECT MANAGEMENT                                                                        X                X
----------------------------------------------------------------------------------- --------------- ----------------
DATA  MANAGEMENT
----------------------------------------------------------------------------------- --------------- ----------------
Last Patient Visit (Action I Study)                                                       X                X
----------------------------------------------------------------------------------- --------------- ----------------
Last Patient Visit (Action II Study)                                                      X                X
----------------------------------------------------------------------------------- --------------- ----------------
Database Lock (Action I Study)                                                                             X
----------------------------------------------------------------------------------- --------------- ----------------
Database Lock (Action II Study)                                                                            X
----------------------------------------------------------------------------------- --------------- ----------------
Preparation For Data Review Meetings For Action I & Action II Study                                        X
----------------------------------------------------------------------------------- --------------- ----------------
BIOSTATISTICAL OPERATIONS
----------------------------------------------------------------------------------- --------------- ----------------
Develop Annotated Report Outline (ARO) and Table Shells for Integrated Summary of                          X
Safety (ISS)
----------------------------------------------------------------------------------- --------------- ----------------
Develop ARO and Table Shells for Integrated Summary of Efficacy (ISE)                                      X
----------------------------------------------------------------------------------- --------------- ----------------
Develop ARO for Action I study                                                                             X
----------------------------------------------------------------------------------- --------------- ----------------
Develop ARO for Action II study                                                                            X
----------------------------------------------------------------------------------- --------------- ----------------
Pre-NDA Meeting Planning/Attendance                                                       X                X
----------------------------------------------------------------------------------- --------------- ----------------
Preparation for Data Review Meetings for Action I and Action II studies                                    X
----------------------------------------------------------------------------------- --------------- ----------------
Prepare text for Statistical Methodology Section covering analyses for tables                              X
produced by Quintiles in the ISS or ISE
----------------------------------------------------------------------------------- --------------- ----------------
Integration of Action I and Action II ISS Databases (IDB)                                                  X
----------------------------------------------------------------------------------- --------------- ----------------
Statistical Analyses and Tables for the Action I study report                                              X
----------------------------------------------------------------------------------- --------------- ----------------
Statistical Analyses and Tables for the Action II study report                                             X
----------------------------------------------------------------------------------- --------------- ----------------
Statistical Analysis and Tables for ISE from Action I study only (a subset of the X tables produced for the Action I study report)
----------------------------------------------------------------------------------- --------------- ----------------
Statistical Analysis and Tables for ISS from Action I study, Action II study (a
X subset of the tables produced for the Action I and Action II study reports), and from IDB
----------------------------------------------------------------------------------- --------------- ----------------
Produce Data Listings for Action I and Action II                                                           X
----------------------------------------------------------------------------------- --------------- ----------------
CRF Scanning and Indexing                                                                 X
----------------------------------------------------------------------------------- --------------- ----------------
Produce CRF Tabulations for Action I and Action II Study (if no FDA waiver is                              X
obtained)
----------------------------------------------------------------------------------- --------------- ----------------

----------------------------------------------------------------------------------- --------------- ----------------
                                     ACTIVITY                                           ALTEON         QUINTILES
----------------------------------------------------------------------------------- --------------- ----------------
Produce an abbreviated integrated clinical & statistical study report for Action                           X
II
----------------------------------------------------------------------------------- --------------- ----------------
Produce an integrated clinical & statistical study report for Action I                                     X
----------------------------------------------------------------------------------- --------------- ----------------
Prepare ISE Text                                                                                           X
----------------------------------------------------------------------------------- --------------- ----------------
CLINICAL SCIENCES
----------------------------------------------------------------------------------- --------------- ----------------
Develop ARO and Table Shells for ISS                                                                       X
----------------------------------------------------------------------------------- --------------- ----------------
Develop ARO and Table Shells for ISE                                                                       X
----------------------------------------------------------------------------------- --------------- ----------------
Develop ARO for Action I study                                                                             X
----------------------------------------------------------------------------------- --------------- ----------------
Develop ARO for Action II study                                                                            X
----------------------------------------------------------------------------------- --------------- ----------------
Pre-NDA Meeting Planning/Attendance                                                       X                X
----------------------------------------------------------------------------------- --------------- ----------------
Produce an abbreviated integrated clinical & statistical study report for Action                           X
II
----------------------------------------------------------------------------------- --------------- ----------------
Produce an integrated clinical & statistical study report for Action I                                     X
----------------------------------------------------------------------------------- --------------- ----------------
Prepare ISE Text                                                                                           X
----------------------------------------------------------------------------------- --------------- ----------------
Prepare ISS Text                                                                                           X
----------------------------------------------------------------------------------- --------------- ----------------
Prepare remaining parts of Clinical Section                                                                X
----------------------------------------------------------------------------------- --------------- ----------------
Prepare Clinical Data Summary (Item 3)                                                                     X
----------------------------------------------------------------------------------- --------------- ----------------
Prepare draft Risk-Benefit Section                                                                         X
----------------------------------------------------------------------------------- --------------- ----------------
REGULATORY OPERATIONS
----------------------------------------------------------------------------------- --------------- ----------------
Regulatory Consulting                                                                                      X
----------------------------------------------------------------------------------- --------------- ----------------
NDA Compilation                                                                                            X
----------------------------------------------------------------------------------- --------------- ----------------

3.0      PROJECT TIMELINE FOR TASKS INVOLVING ACTION I


MILESTONE
Draft ISS ARO and Draft ISE ARO to Alteon                     *
Contract Signature                                            *
Alteon's Comments on Draft ISS &
  ISE AROs Received                                           *
Final ISS & ISE AROs Developed                                *
Alteon's Comments received on
  Final ISS & ISE AROs                                        *
Draft Action I ARO to Alteon                                  *
Alteon's Draft Action I ARO
  Comments To Quintiles                                       *
Last Patient completes Action I study                         *
Final Action I ARO To Alteon                                  *
Action I Data Review Meeting                                  *
Data Review Updates Complete for
  Action I study                                              *
Locked Database for Action I study                            *
Key Draft ISS Tables for Action I
  Available                                                   *
Last Draft ISS Tables for Action I
  Available (from Appendix 1 of the
  March 18, 1998 proposal)                                    *
Integrated Database (IDB) Lock                                *
Last Draft Additional ISS Tables for
  Action I Available                                          *
Last Draft Action I ISE Tables Available                      *
Last Draft ISS Tables Available from
  Integrated Database for Action I & II                       *


* Confidential Treatment Requested

MILESTONE

Alteon Review of ISS Tables (for Action I alone) Complete     *
Alteon Review of Action I  ISE Tables Complete                *
Alteon Review Complete for ISS Tables
  Based on IDB                                                *
Final ISS Tables (for Action I alone) Available               *
Final Action I ISE Tables Available                           *
Final Draft ISS Tables Available from IDB                     *
Draft Action I Study Report Complete (already QC-ed
  and Expert Reviewed)                                        *
Alteon Review of First Draft of Action I Study
  Report Complete                                             *
Three Day Roundtable on Action I
  Study Report Completed                                      *
Draft ISE Text Complete (already QC-ed
  and Expert Reviewed)                                        *
Final Action I Study Report Complete(already QC-ed
  and Expert Reviewed)                                        *
Alteon review of First Draft of ISE Text Complete             *
One Day Roundtable on ISE Text                                *
Draft ISS Text Complete (already QC-ed
  and Expert Reviewed)                                        *
Alteon review of First Draft of ISS Text Complete             *


* Confidential Treatment Requested

MILESTONE

Final ISE Text Complete (already QC-ed
  and Expert Reviewed)                                        *
Final NDA Items to Quintiles for  Compilation
  (Except Risk-Benefit Section & Introduction
  to Section 8)                                               *
Two Day Roundtable on ISS Text Complete                       *
CRF Tabulations for Action I Complete                         *
Draft Clinical Data Summary & Quintiles' part
  of Application Summary both Complete                        *
Final ISS Text Complete (already QC-ed
  and Expert Reviewed)                                        *
Draft Risk-Benefit Section Complete                           *
Alteon's review of Draft Clinical Data
  Summary & Application Summary Complete                      *
Alteon Finalization of Risk Benefit Section Complete          *
Draft Introduction to Section 8 (Clinical
  Section) Complete                                           *
Alteon Review of Introduction to Clinical
  Section Complete                                            *
Final Introduction to Clinical Section Complete.              *
Final Clinical Data Summary & Quintiles' part of
  Application Summary both Complete                           *
NDA Submitted to FDA                                          *



* Confidential Treatment Requested

Note: This timeline is as Proposal 4, but with the following changes/assumptions:

1. Alteon review of last batch of draft tables for Action I, ISE, and ISS is completed within * days of these tables being produced.
2. There are 2 drafts of the Action II report, but only 1 draft of the Action I report, the ISS, and the ISE.
3. Safety text from Action II study is suitable for inclusion in the ISS without change and no additional text on safety data from Action II is needed for the ISS. Safety text from Action I study is suitable for inclusion in the ISS without change and no additional text on safety data from Action I is needed for the ISS (other than for Action I data integrated with Action II data).
4. Efficacy text from Action I study is suitable for inclusion in the ISE without change and no additional text on efficacy data from Action I is needed for the ISE.
5. Roundtables scheduled for Action I text, the ISE, and the ISS to take place in RTP. Prior to the start of each session integrated written comments (including comments from Alteon, Genentech, and any other 3rd parties) are to be supplied to Quintiles. During these sessions text to be modified online as far as possible, but by the end of each session all further changes are to have been clearly identified.
6. It is assumed that no changes are needed to the text (for Action I study report, the ISE, or the ISS) after Quintiles delivers the second (final) version to Alteon.
7. Alteon is available at RTP to provide early input to the remaining documents (Clinical Data Summary, part of the Application Summary, and the Risk-Benefit Section).
8.       Dates are now included for Action I and Action II AROs.


* Confidential Treatment Requested

         4.0 PROJECT TIMELINE FOR TASKS INVOLVING ACTION II ALONE

Milestone

Last Patient completes Action II study                        *
Draft Action II ARO To Alteon                                 *
Alteon's Draft Action II ARO Comments to Quintiles            *
Final Action II ARO to Alteon                                 *
Action II Data Review Meeting                                 *
Data Review Updates Complete for Action II study              *
Locked Database for Action II study                           *
Last Action II ISS Tables Available                           *
Last Action II ISE Tables Available                           *
Alteon Review of Action II Tables Complete                    *
Final Action II Tables Complete                               *
First Draft of Action II Abbreviated Report Complete          *
Alteon Review of First Draft of Action II Text Complete       *
Second Draft of Action II Abbreviated Report Complete         *
Alteon Review of Second Draft of Action II Text Complete      *
Final Action II Abbreviated Report Complete                   *
CRF Tabulations for Action II Complete                        *


* Confidential Treatment Requested

5.0      SCOPE OF WORK

         PROJECT MANAGEMENT

         1. Quintiles will assign a Project Manager to serve as Alteon's primary contact within Quintiles. The Project Manager is responsible for maintaining the flow of project information to Alteon and the Quintiles Project Team. The Project Manager will:

                  o Maintain regular contact with Alteon concerning project issues and timelines

                  o Conduct team meetings weekly or as needed and generate and distribute minutes of team meetings

                  o Coordinate and attend the meetings for follow-up on action items, and implementation of resolutions

                  o Forward reports to Alteon monthly, or as needed, and provide internal status reports to senior Quintiles staff

                  o        Coordinate communications within the entire Project
                           Team

                  o Track the budget and report, clarify, and justify budgetary issues Prepare assessment of task completion reports. Review monthly Work in Progress
                           (WIP) reports. Review monthly Budget vs. Actual reports by tasks. Prepare monthly variance analysis and projection of overall cost to complete

                  o Generate and monitor timelines on a monthly, or as needed, basis

                  o Monitor task completion and report to the Contracts Manager any modifications or significant events that could affect the administration of the contract

                  o Give day-to-day direction to the Quintiles Project Team and communicate goals, deadlines, and strategy to team members

                  o Ensure that ICH guidelines are adhered to for every task associated with the NDA submission

                  o Provide regular updates to Alteon on the progress of the project, including issues, and proposed resolutions

BIOSTATISTICAL AND CLINICAL SCIENCES SERVICES

2. Quintiles' Biostatistical Operations and Clinical Sciences Project Team members will provide the following services:

         a. Prepare an Annotated Report Outline (ARO) for the Integrated Summary of Safety (ISS) prior to the Pre-NDA meeting and subsequently produce table shells (Clinical Sciences and Biostatistics)

         b. Prepare an ARO for the Integrated Summary of Efficacy (ISE) prior to the Pre-NDA meeting and subsequently produce table shells (Biostatistics and Clinical Sciences)

         c. Prepare an ARO for the Action I study (Biostatistics and Clinical Sciences)

         d. Prepare an ARO for the Action II study (Biostatistics and Clinical Sciences)

         e. Integrate the Action I and Action II ISS Databases for the purpose of analyzing and producing tables for the Integrated Summaries of Safety (Programming, Biostatistics, and QC)

         f. Generate the final analyses for the Action I study report (Biostatistics, Programming, and QC)

         g. Generate the final analyses for the Action II study report (Biostatistics, Programming, and QC)

         h. Generate the final analyses for the ISS tables from the Action I study, the Action II study (a subset of the tables produced for the Action I and Action II study reports), and in cases where Action I and Action II data is combined (Biostatistics, Programming, and QC)

         i. Generate the final analyses for the ISE tables from the Action I study only, which will be a subset of the analyses in the Action I study report (Biostatistics, Programming, and QC)

         j. Write the statistical methods section of the NDA covering analyses for Tables produced by Quintiles in the ISS or ISE (Biostatistics and QC)

         k. Prepare for and participate in the Data Review Meetings for the Action I and Action II studies (Biostatistics, Programming, and QC)

         1. Generate the final data listings for the Action I and Action II studies (Programming, Biostatistics, and QC)

         m. Generate the CRF Tabulations for the Action I and Action II studies (Programming, Biostatistics, and QC) if no FDA waiver is obtained

         n. Produce an abbreviated integrated clinical and statistical report for the Action II study (Biostatistics, Clinical Sciences, and QC)

         o. Produce an integrated clinical and statistical report for the Action I study (Biostatistics, Clinical Sciences, and QC)

         p.       Prepare ISE text (Clinical Sciences, Biostatistics, and QC)

         q.       Prepare ISS text (Clinical Sciences, Biostatistics, and QC)

         r. Prepare remaining parts of the Clinical Section (Clinical Sciences and QC)

         s.       Prepare Clinical Data Summary (Clinical Sciences and QC)

         t.       Prepare draft Risk-Benefit section (Clinical Sciences and QC)

3. Data Review Meetings will be held with Alteon for Action I and Action II prior to database lock for each study.

4. Quintiles will develop AROs for the ISS, the ISE, the Action I study report, and the Action II abbreviated study report. Two (2) draft versions of the ISS and ISE AROs and one (1) draft version of the AROs for the study reports will be submitted to Alteon. Quintiles will incorporate Alteon's comments after each draft.

5. Quintiles will provide Alteon with two (2) draft versions of each of the following: ISS table shells, ISE table shells, and additional table shells needed for the Action I or Action II study reports (excluding those produced by third parties). Quintiles will incorporate Alteon's comments after each draft.

6. Quintiles will integrate the adverse events, laboratory data, and vital signs data from the Action I and Action Il studies to form an integrated database for safety. Partial integration (as needed for the interaction analyses in the ISE and/or ISS) will be carried out for demographics, medications, and medical history. No integration is planned for ECGs, efficacy, or any other data.

7. Quintiles will generate 399 tables (141 for Action I alone, a further 149 for Action II above, and a further 109 for Action I and Action II combined), including 64 unique tables, and 20 figures for the ISS. A full list of the ISS tables which Quintiles has assumed will be required is provided in Appendix 1.

8. Quintiles will generate 85 tables (including 35 unique tables), and 24 figures for the ISE, all of which will be based on Action I alone. A full list of the ISE tables which Quintiles has assumed will be required, is provided in Appendix 2.

9. Quintiles will produce 25 data listings for the Action I study report and 25 data listings for the Action II study report. After receipt of one integrated set of comments from Alteon, the corresponding final data listings will be produced in each case.

10. Quintiles will produce 215 tables for the Action I study report, 86 unique tables, and 33 figures. A total of 211 of these tables and all figures will be identical (other than header information) to a corresponding ISS or ISE table. A full list of the Action I tables which Quintiles has assumed will be required is provided in Appendices I and 2.

11. Quintiles will produce 230 tables for the Action II abbreviated study report, 88 unique tables, and 32 figures. A total of 153 of these tables and 11 figures will be identical (other than header information) to a corresponding ISS table. A full list of the Action II tables which Quintiles has assumed will be required is provided in Appendices 1 and 2.

12. Quintiles will produce CRF tabulations for the Action I and Action II studies unless a waiver is provided by the FDA. After receipt of one integrated set of comments from Alteon, the final CRF Tabulations will be produced in each case.

13. Quintiles will provide Alteon with one (1) draft version of the Statistical Methodology Section of the NDA, including details on all statistical methodology used in the analyses carried out by Quintiles for the ISS and ISE tables. After receipt of one integrated set of comments from Alteon, the final version will be produced incorporating these comments.

14. Quintiles estimates that the key draft ISS tables based on Action I will be submitted to Alteon for review * weeks after Action I database lock. The remaining draft ISS tables based on Action 1, except for the AE prevalence tables, will be delivered in two further batches within * weeks after Action I database lock. The AE prevalence tables will be produced within * weeks of Action I database lock. Quintiles estimates that the ISS tables based on Action


* Confidential Treatment Requested

         II alone will be produced in 3 batches with the first delivered * weeks after Action II database lock, and the last delivered within * weeks of Action II database lock. Quintiles estimates that those ISS tables based on data combined from Action I and Action II will be submitted to Alteon for review within * weeks of database lock for the integrated database. In all cases one draft version of the tables will be produced, and one final version will be produced that incorporates Alteon's comments on the draft tables.

15. Quintiles estimates that the last draft ISE tables based on Action I will be delivered within * weeks after Action I database lock (subject to the set of assumptions given in Section 5 of this proposal). Some ISE tables will be delivered in batches prior to this date. In all cases one draft version of the tables will be produced, and one final version will be produced that incorporates Alteon's comments on the draft tables.

16. Quintiles estimates that those additional safety tables needed for the Action I or Action II study reports (as specified in Appendix 1) will be produced according to the timeline (relative to the individual study's database lock) described in #14. Likewise Quintiles estimates that any additional efficacy or other non-safety tables needed for the Action I or Action 11 study reports (as specified in Appendix 2) will be produced according to the timeline (relative to the individual study's database lock) described in # 15.

17. Quintiles will provide Alteon with two (2) draft versions of the Action II study report text. For the Action I study report text, the ISE text, the ISS text, text for the remainder of the Clinical Section, and text for the Clinical Data Summary (Item 3) Quintiles will provide one (1) draft version. For the Risk-Benefit section Quintiles has assumed that Alteon will finalize this document after Quintiles produces the first draft. Roundtable discussion will be held to discuss comments on Action I study report, ISE, Text, ISS Text. Quintiles will incorporate comments from roundtable discussions and submit final version to Alteon.

18. Quintiles will provide ten days of biostatistical consultation services. Any additional biostatistical consultation will be charged to Alteon on a fee-for-service basis.

19. Quintiles will provide two (2) attendees (one from Clinical Sciences and one from Biostatistics) at the Pre-NDA meeting. Any additional attendees will be billed to Alteon on a fee-for-service basis.



* Confidential Treatment Requested

REGULATORY SERVICES-NDA COMPILATION AND SUBMISSION

         20. Quintiles will format this NDA submission according to specifications reviewed and approved by Alteon and meeting current FDA guidelines. Quintiles' responsibilities will include the overall duplication and assembly of the NDA. This process consists of developing a table of contents and a cross-referencing index, formatting, organizing, labeling, paginating, duplicating, and assembling each volume.

         21. Quintiles will paginate each volume of the application and prepare a table of contents for each section. Quintiles will perform quality assurance activities on the master copy to assure completeness and accuracy. Quintiles will visually inspect each page of all photocopied documents for clarity and completeness, ensuring all pages are present and correct.

         22. The submission will follow NDA guidelines. Quintiles will provide the master document and six (6) copies; one (1) archival copy to FDA, one (1) review copy to FDA, three (3) copies (and the master document to Alteon), and one (1) copy retained by Quintiles. Checklists will be used to assure completeness of the NDA technical sections. Quintiles will archive its copy of the NDA for three (3) years.

         23. Upon five (5) days verbal or written notice to Quintiles, Alteon may conduct quality assurance audits of Quintiles' operations at Quintiles at mutually agreed upon times. The audits will include, but not be limited to, procedures for the processing and quality assurance (QA) of the NDA compilation. Alteon will make every effort to avoid interfering with the routine of Quintiles' personnel during these audits.

         24. Alteon will make a final inspection of the application no later than * weeks prior to submission to FDA. If some NDA volumes are not compiled for submission within this time because they arrive at Quintiles at a date later than * weeks before submission date, Alteon will not review the finalized volumes before submission. Any shortcomings or revisions needed because of Quintiles' error will be corrected by Quintiles at no cost to Alteon. Any new additions or revisions requested by Alteon at this time will be made at Quintiles' standard rates and may delay the submission.

         25. Quintiles will make arrangements for packing the NDA with each carton identifying the box number, Alteon, the volume numbers, and whether the carton contents contains archival or review copies. Quintiles will make arrangements for shipment of two (2) copies of the application to the FDA, and the master and three (3) copies to Alteon.


* Confidential Treatment Requested

         26. Quintiles will assume responsibility for FDA refusal-to-file due to problems in format, legibility and ease to review. Quintiles will not assume responsibility for FDA refusal-to-file due to lack of sufficient data to support the safety and effectiveness of Pimagedine.

6.0      BUDGET

         The following budget is based on the assumptions, tasks, and delivery schedules detailed in this proposal. Should the scope of the project change or additional services be requested, a revised budget will be submitted for Alteon's approval prior to the initiation of these services. This quotation is valid for 90 days.

                                  ALTEON, INC.
                       ESTIMATED NDA BUDGET for 11 MONTHS

NDA Preparation
o        Table of Contents                                            *
o        Application Summary (Clinical Section only)                  *
o        CMC                                                          *
o        Labeling                                                     *
o        Non-Clinical Pharmacology and Toxicology                     *
o        Human PK and Bioavailability and
                     Clinical Pharmacology                            *
o        Microbiology                                                 *
o        Overall Clinical Summary                                     *
o        Clinical Pharmacology                                        *
o        Individual Study Reports
                     Action I Study Report                            *
                     Action II Study Report                           *
o        Patent Narratives                                            *
o        Integrated Summary of Safety (Integrated
                     database creation, Analyses and Tables)          *
o        Integrated Summary of Efficacy (Analysis and Tables)         *
o        Integrated Summary of Benefits & Risks                       *
o        Safety Update Report (See Optional Costs
                     category on next page)                           *
o        Statistical Methods Section (ISS Methods Insert)             *
o        CRF Tabulations (See Optional Costs
                     category on next page)                           *
o        Case Report Forms                                            *
o        Patent Information and Certification                         *
o        NDA Compilation & Cross Referencing                          *
o        Project Management (includes Administrative Support)         *
o        Clinical Pharmacology Support                                *
Sub-Total NDA Preparation                                             *
                                                                                CONTINUED ON NEXT PAGE

OTHER SERVICES
o        NDA Strategy/Pre-NDA Meeting                                 *
o        Other Services:
                     Expert Consulting-Biostatistics, Clinical
                       Sciences and Regulatory Services               *
                     Face to Face Client Meetings (6 meetings;
                       6 attendees at each)                           *
                     Teleconference Client Meetings (Weekly;
                       8 attendees at each)                           *
                     Project Startup and Planning                     *
SUB-TOTAL OTHER SERVICES                                              *
TOTAL SERVICES                                                        *

MISCELLANEOUS COSTS
o        Travel
         Client Meetings                                              *
                6 meetings at Alteon; 6 attendees at each
                meeting
         Pre-NDA Meeting                                              *
o        Telephone, Supplies, and Computer Support                    *
o        Shipping of NDA Volumes
                Hand Delivery of NDA to FDA (based on
                2 copies of 90 volume submission)                     *
                Federal Express Delivery of remaining
                4 copies of 90 volume application to
                Alteon                                                *
Sub-Total Miscellaneous Costs                                         *
TOTAL NDA BUDGET COST                                                 *

OPTIONAL COSTS (Not Included in Total Budget Costs)
o        Safety Update Report                                         *
o        CRF Tabulations                                              *
o        Action II efficacy tables and text in ISE                    *
Subtotal Optional Costs                                               *
Total Costs Including Optional Costs                                  *


* Confidential Treatment Requested

7.0      BUDGET NOTES

Quintiles' scope of work for the NDA Preparation for Pimagedine includes Regulatory Affairs Consulting, Clinical Sciences, Biostatistics, Programming, QC, and Project Management services. Assumptions are based on discussions between Quintiles and Alteon. Deviations in these assumptions may require a modification to the budget and/or timelines.

GENERAL NOTES

Quintiles' participation in this project is based on * consecutive months beginning *. Should the time line increase/decrease, the budget will be adjusted accordingly.

The budget is based on Quintiles' 1998 daily rates. If the Services hereunder last longer than one (1) year, Quintiles' costs may be increased at the beginning of each year, commencing one year after the date the Agreement is executed, to reflect increases or decreases in Quintiles' costs on a prospective basis only. Quintiles' costs may be increased or decreased for the next twelve
(12) month period using the percentage change in the wages/earnings survey as published in The Economist for the applicable currencies over the preceding twelve (12) month period.

Any costs associated with audits performed by Alteon at Quintiles' facilities will be invoiced to Alteon at cost.

BIOSTATISTICAL AND CLINICAL SCIENCES SERVICES

Costs for error resolution for the following data to be received from external vendors have not been included in the budget: Covance laboratory data, Scripps Labs' data, Fundus photography data (University of Wisconsin, Madison), GFR data (from Covance), the Quality of Life data (from Reilly Associates), and plasma pimagedine data (from Alteon).

Quintiles has assumed that a final transfer of all data from each vendor will be received as locked databases no later than * for the Action I study and no later than * for the Action II study. Quintiles assumes that at least 2 interim transfers of each of these databases will be received (at approximately * months prior to the last patient visit and at * months prior to the last patient visit for the Action I study and at approximately * weeks and * weeks prior to the last patient visit for the Action II study). Quintiles will carry out checks prior to database lock to determine and seek error resolution for any systematic problems or inconsistencies found in each of these


* Confidential Treatment Requested
databases. However, it is assumed that final responsibility for locking each vendor database will reside with each individual vendor. Any additional costs incurred by Quintiles as a result of errors or inconsistencies in any of the databases delivered to Quintiles as a locked database will be billed on a fee-for-service basis. This will include costs for re-running analysis files or tables.

Quintiles has assumed that no changes to the definition of the Per Protocol population will take place after database lock. Any costs (due to re-programming analysis files and re-running tables) as a result of changes to the definition of the Per Protocol population after database lock will be billed on a fee-for-service basis.

Quintiles has assumed that adverse events of special interest (including the exact definition of flu syndrome) for the NDA will have been defined (or the rule for selecting them has been defined) by *. Any costs (due to re-programming analysis files and re-running tables) as a result of changes to the definition of special interest adverse events after * will be billed on a fee-for-service basis.

Quintiles has budgeted for a data review meeting for the Action I study and a data review meeting for the Action II study with an anticipated date of * working days prior to database lock in each case. For these meetings Quintiles will provide data dumps (SAS Proc Prints of raw data) for all CRF data only. In addition, frequencies (for binary data), and the highest and lowest values as well as quantiles (for continuous data) will be provided for CRF data on the following variables: key disposition variables, demographics, the primary efficacy parameter, adverse events, and key laboratory parameters (including those which are key secondary parameters). Any outstanding discrepant dates or other questionable or missing information related to the primary efficacy parameter will be fully summarized. It is assumed that no new DCFs will be issued as a result of discussions at the data review meetings, as otherwise delays are likely to result for all subsequent deliverables.

Costs to develop the Integrated Summary of Safety (ISS) Annotated Report Outline
(ARO), Integrated Summary of Efficacy (ISE) ARO, Action I ARO, Action II ARO, ISS Table Shells, ISE Table Shells, ISS Tables, ISE Tables, Data Listings for Action I and Action II, CRF Tabulations for Action I and Action II (if no FDA waiver is given), text for the Action I integrated clinical and statistical study report, text for the Action II abbreviated integrated clinical and statistical study report, ISE text, ISS text, text for the remainder of the Clinical Section, text for the Clinical Data Summary, text for the Risk-Benefit section, and text for the Statistical Methodology section of the NDA have all been included in the budget. Those tables to be included in the ISS, the ISE, the Action I study report, and the Action II abbreviated study report are specified in Appendices 1 and 2. Estimated costs include one round of review and incorporation of consolidated comments from Alteon to create the final version for all Tables, Data Listings, CRF Tabulations, Action I ARO, Action II ARO, text for the Action I study


* Confidential Treatment Requested
report, ISE text, ISS text, text for the remainder of the Clinical Section, text for the Clinical Data Summary, and Statistical Methodology text. Estimated costs for the ISS ARO, the ISE ARO, Table Shells, and text for the Action II abbreviated study report, allow for two rounds of review and incorporation of comments. In all cases it is assumed that Alteon provides one integrated set of comments (including comments from George Washington University and any other third parties). For the Risk-Benefit section costs assume that Quintiles will produce one draft version after which Alteon will finalize the document.

It is assumed that the final SAE documentation (SAE reporting and source documentation) is received from all investigator sites by * for the Action I study and * for the Action II study.

Any additional tables, figures, or listings Alteon requires outside of the approved AROs for the ISS, the ISE, the Action I study, or the Action II study will be discussed and any additional fees negotiated with Alteon.

All patient narratives will be prepared by Alteon. Should Alteon request that Quintiles prepare patient narratives, Quintiles will provide Alteon a cost estimate for development of patient narratives.

At Alteon's request, Quintiles will send printouts of the concomitant medication and AE coding mappings on two occasions, once prior to Action II database lock and once prior to Action I database lock. Quintiles has assumed that all Quintiles and Alteon reconciliation between Quintiles' coding dictionaries and the coding dictionaries used in other studies (including the ESRD study conducted by ACER/EXCEL) will have taken place prior to Action II database lock. Quintiles estimated dates for production of the ISE and ISS tables assume that no changes to coding dictionaries occur after Action Il database lock for terms that are present in Action II, and no changes occur after Action I database lock for terms that are present in Action I. In addition, any costs (due to re-running analysis files or tables) as a result of changes in coding after database lock will be billed on a fee-for-service basis.

Costs for 10 days of expert consulting each from the Biostatistics, Clinical Sciences and Regulatory departments have been included in the budget. Estimated costs are based on daily rates of $* for Biostatistics; $* for Clinical Sciences and $* for Regulatory. Any additional expert consultancy above 10 days from any of these departments will be billed on a fee-for-service basis.

Costs have been included for two (2) Quintiles' attendees (one from Clinical Sciences and one from Biostatistics) at the Pre-NDA meeting. Any additional attendees at Alteon's request will be billed to Alteon on a fee-for-service basis.


* Confidential Treatment Requested

Costs have been included for Quintiles' expert review of the text for the ISS, the ISE, the Action I study report, the Action II abbreviated study report, the remainder of the Clinical Section, the Clinical Data Summary, and the Risk-Benefit section by Clinical Sciences, the Project Medical Officer (or another M.D.), Regulatory, and Biostatistics. For the statistical methodology section and all AROs costs have been included for expert reviews by Biostatistics, Clinical Sciences, and Regulatory. For tables and table shells costs include expert review by Biostatistics and Clinical Sciences. For data listings and CRF tabulations (if required) costs include expert review by Biostatistics. All expert reviews will be carried out prior to delivery of these items to Alteon.

Costs are included for a QC review of all deliverables of AROs, table shells, tables, data listings, CRF tabulations, and text. These QC reviews will have taken place prior to delivery of the items to Alteon.

Quintiles will generate 399 tables (141 for Action I alone, a further 149 for Action II alone, and a further 109 for Action I and Action II combined), including 64 unique tables, and 20 figures for the ISS. A full list of the ISS tables which Quintiles has assumed will be required is provided in Appendix 1.

Quintiles will generate 85 tables (including 35 unique tables), and 24 figures for the ISE, all of which will be based on Action I alone. A full list of the ISE tables which Quintiles has assumed will be required, is provided in Appendix 2.

Quintiles will produce 215 tables for the Action I study report, 86 unique tables, and 33 figures. A total of 211 of these tables and all figures will be identical (other than header information) to a corresponding ISS or ISE table. A full list of the Action I tables which Quintiles has assumed will be required is provided in Appendices 1 and 2.

Quintiles will produce 230 tables for the Action II abbreviated study report, 88 unique tables, and 32 figures. A total of 153 of these tables and 11 figures will be identical (other than header information) to a corresponding ISS table. A full list of the Action II tables which Quintiles has assumed will be required is provided in Appendices 1 and 2.

Additional analyses outside of the lists of tables provided in Appendices 1 and 2 can be provided, on a fee-for-service basis. However, certain additional ISE analyses (including any exploratory analyses, any reasonable case analysis, and any additional figures) may take longer than 7 weeks after database lock.

It is assumed that a total of 25 data listings will be produced for the Action I study and 25 data listings will be produced for the Action II study.

Quintiles would recommend that Alteon seek a waiver from the FDA for CRF tabulation production. However, if Alteon does not receive a waiver, Quintiles estimates that CRF tabulation production for Action I and Action II would cost approximately $* altogether.

It is assumed that the statistical methodology section of the NDA will be at most 60 pages of text (at 1.5 line spacing). Further, it is assumed to cover only statistical methodology corresponding to analyses produced by Quintiles in the ISS or ISE, together with analysis discussion in the text of the ISS or ISE by Quintiles. These methods will be discussed in the stats trial methodology section of the NDA based on the methods sections from the corresponding study reports. It is assumed that statistical methodology for analysis of Quality of Life and plasma pimagedine will be provided to Quintiles as drop-in sections.

Quintiles has assumed that no tables from any study other than Action I and Action II will be required for the ISS and no tables from any study other than Action I will be required for the ISE. If additional tables are required from other studies in the ISS or ISE then these will be billed on a fee-for-service basis. ISS or ISE tables produced from studies other than Action I and Action II may take longer than those produced for Action I and II.

Costs include tasks required to produce the key draft ISS tables for Action I within * weeks of Action I database lock and the remaining draft ISS tables (except for AE prevalence tables) for Action I will be delivered in * batches at weekly intervals over the following * weeks. Costs also include tasks required to produce AE prevalence tables within a further * weeks. Those tables which correspond to the "key" ISS text (as defined by Alteon) will be given highest priority. However, exactly which tables will be included in each of the these * batches is also dependent on data-driven issues.

Costs include tasks required to produce ISS tables based on Action II alone in 3 batches with the first delivered within * weeks of Action II database lock and the last delivered within * weeks of database lock. Costs for production of the integrated ISS database assume that adverse events, laboratory data, and vital signs is the only safety data that is fully integrated, and that this is based only on Action I and Action II. It is further assumed that the only data that is partially integrated is that part of the demographics, medications, and medical history needed for the interaction analyses in the ISS and the ISE. It is assumed that ECGs, efficacy data, and all other data will not be integrated at all. Quintiles estimates that those ISS tables based on the integrated database will be submitted to Alteon within * weeks of the integrated database lock.

Costs for the ISE assume that the last draft table for Action I from the list specified in Appendix 2 will be produced within * weeks after Action I database lock (subject to the assumptions set out in this proposal). Some ISE tables will be delivered in batches prior to this date, but exactly which tables will be included in any particular batch is highly dependent on data-driven issues. Those tables corresponding to the most


* Confidential Treatment Requested
important efficacy parameters will be given the highest priority. However, it is anticipated that those analyses based on survival endpoints (including analysis for the primary efficacy parameter) will be in a later batch as they are likely to be most affected by (data-driven) special cases, which arise very shortly before database lock.

Quintiles estimates that any additional safety tables needed for the Action I or Action II study reports will be produced according to the timeline (relative to the individual study's database lock) described above. Likewise Quintiles estimates that any additional efficacy or other non-safety tables needed for the Action I or Action II study reports will be produced according to the timeline (relative to the individual study's database lock) described above.

For the ISE and for the Action II efficacy analyses Quintiles has assumed that the programs written by George Washington University to produce the ESMC analyses (except for any code that reveals information that would unblind a patient) will be received electronically by *. Further, it is assumed that any additional code covering information related to a patient's treatment assignment, together with all results from interim analyses will be provided electronically * after unblinding.

For the ISE, it is further assumed that agreement is reached between Quintiles, George Washington University, and Alteon by * for Action I and Action II on all analyses and all data analysis rules to be used in the ISS/ISE, the Action I and Action II study reports, and in the interim and final analyses to be carried out by George Washington University for either study. If different analysis rules are followed by George Washington University or Alteon compared with the rules to be adopted by Quintiles in the ISE and the ISS, then additional costs will result for the reconciliation of these results with the results produced by Quintiles. This will be billed on a fee-for-service basis. Alteon will be alerted to any differences in analysis rules prior to reconciliation.

It is assumed that Quintiles writes the Action I Integrated Clinical & Statistical Study report. The results section is assumed to be based on the 215 tables specified in Appendices 1 and 2 (85 tables identical to Action I ISE tables a further 126 tables identical to Action I ISS tables and 4 additional tables). It is assumed that methods and results sections covering plasma pimagedine data, (including relationship of plasma pimagedine to efficacy or safety) and Quality of Life date will be written by their corresponding vendors or will be written by Alteon, and it is assumed that these sections will be supplied to Quintiles as drop-in sections and that these will use section numbering as specified by Quintiles. Further, it is assumed that text covering results for Quality of life and plasma pimagedine data for the ISE (and for the ISS if appropriate) will be supplied as a drop-in section.

It is assumed that Quintiles writes the Action II abbreviated Integrated Clinical &


* Confidential Treatment Requested

Statistical Study. The results section is assumed to be based on the 209 tables specified in Appendices 1 and 2 (153 tables identical to Action II ISS tables, and 77 additional tables). It is assumed that methods and results sections covering plasma pimagedine data and Quality of Life will be written by their corresponding vendors or will be written by, (including relationship of plasma pimagedine to efficacy or safety) Alteon. It is assumed that these sections will be supplied to Quintiles as drop-in sections and that these will use section numbering as specified by Quintiles. Further, it is assumed that text covering results for Quality of life and plasma pimagedine data for the ISE (and for the ISS if appropriate) will be supplied as a drop-in section.

Quintiles has assumed that an integrated set of comments is received from Alteon within * days of shipment of each batch of ISS or ISE tables. Further, Quintiles has assumed that draft tables will be revised to produce final tables as indicated by the integrated comments from Alteon, within at most * weeks of receipt of comments, except for the last batch of ISE tables where revised tables will be shipped within * of receiving comments. This timeline assumes that as a result of Alteon's comments on each batch of ISS or ISE tables, no new tables are required, no additions to tables are required, no changes are made to any definitions, and no additional exploratory analyses are needed.

Quintiles has assumed that Alteon is able to obtain FDA agreement to the ISS ARO, the ISE ARO, and the data analysis rules for the ISS and ISE by *. Quintiles also assumes that no additional analyses are required as a result of the Pre-NDA meeting scheduled for *. If such additional analyses are required then these will be billed on a fee-for-service basis and this is likely to impact on the NDA timeline.

Quintiles has assumed that all data on patients who are lost to follow-up (including any additional data collected as a result of active searching for these lost to follow-up patients) is received at Quintiles by * for Action I patients and by * for Action II patients.

Quintiles has assumed that the last DCF for any data retrieved for lost to follow-up patients is resolved by * for Action I patients and by * for Action II patients. Any delays in receipt of this information may lead to delays in all subsequent dates on the timeline.

This budget estimate does not include costs for Quintiles to scan CRFs. Any support provided by Quintiles in connection with the scanning of CRFs have not been included in the budget. If required, this support will be invoiced to Alteon at a daily rate of $*.

In order to lock the database for Action II within * months of the last patient visit it is assumed that all CRF pages are available be collected at the last monitoring visit (estimated to be on *). Further, it is assumed that all DCFs receive a


* Confidential Treatment Requested
resolution from the sites within *.

It is assumed that the Action II abbreviated study report will be at most 120 pages in length (from Introduction to Conclusions based on 1.5 spacing) with 25-30 panels (in-text tables). No cost for patient narratives has been included, but if it is required for Quintiles to produce these then they will be charged on a fee-for-service basis.

It is assumed that the Action I study report will be 150-160 pages in length (from Introduction to Conclusions based on 1.5 spacing) with 30-40 panels (in-text tables). No cost for patient narratives has been included, but if it is required for Quintiles to produce these then they will be charged on a fee-for-service basis.

Quintiles costs and timelines assume that for the ISE only Action I will be summarized from tables included in the ISE itself. It is also assumed that the only additional studies summarized in the ISE text will be Action II and the Dyslipidemia study. Costs for the ISE assume that there will be 150-200 pages of text (at 1.5 line spacing).

Quintiles has also given separate costs for including tables based on Action II in the ISE. In this option, such tables would be a subset of the tables produced for the Action II study report and would differ from study report only in header information.

Quintiles costs and timelines assume that for the ISS only Action I and Action II will be summarized from tables included in the ISS itself. It is also assumed that the only additional studies summarized in the ISS text will be those studies listed in Appendix 3. Costs for the ISS assume that there will be 250-300 pages of text (at 1.5 line spacing).

Costs and timelines for the ISE and ISS text writing assume that Quintiles is not responsible for production of analyses, tables, or study report text for any studies other than Action I or Action II. Further, it is assumed that for all studies other than Action I and Action II a final and complete study report together with a set of tables is provided to Quintiles by *. In addition it is assumed that final and complete information is received on deaths, serious adverse events, and adverse events that caused discontinuation for all of these additional studies by *.

It is assumed that Alteon will be responsible for preparing all text for the NDA, other than the Statistical Methodology section, ISE, ISS, remainder of the Clinical Section, the Clinical Data Summary, the Risk-Benefit section, the Action I study report, and the Action II abbreviated study report.

Quintiles has also included as an option, costs for the 120 day Safety Update. This assumes that there will be 40-45 tables, and 100-120 pages of text (at 1.5 line spacing). Costs have been included for one (1) draft version after which Quintiles will incorporate Alteon's comments to produce the final version. The costs assume that the tables will be


* Confidential Treatment Requested
based only on data from Action I extension study and AE updates to Action I data in the NDA if needed. Any additional data for the ESRD study will be discussed in the text only.

NDA COMPILATION AND SUBMISSION

Quintiles has estimated the NDA to be 90 volumes. Labor costs associated with the compilation of six (6) copies of the application have been included in the budget. Labor costs for each additional copy over six (6) is estimated at $* per copy.

For every volume over 90, an additional cost of $* per volume will be added. Any changes to a paginated volume requested by Alteon will also incur an additional cost of $* per volume. The estimated cost for the hand delivery of the application to the FDA is $*. This cost has been included in the budget. If Alteon desires to use Federal Express in lieu of hand delivery, the estimated cost would be approximately $*. These estimates are based on the delivery of 180 volumes to the FDA (2 copies of a 90 volume submission). Actual delivery or shipping costs for the final NDA submission will be invoiced to Alteon at cost.

The estimated cost for shipping the NDA to Alteon via Federal Express is $* per copy. The budget includes the shipping of 4 copies to Alteon (one master and three copies).


PROJECT MANAGEMENT

Quintiles has included an estimated cost for providing Alteon with study progress reports, as needed.

Cost estimates include six client meetings with Alteon (at Alteon) have been included in the budget. It is estimated that six project team members from Quintiles will attend the face-to-face client meetings.

Costs have also been included for weekly teleconferences between Alteon and Quintiles in the budget. It is estimated that eight project team members from Quintiles will participate in these weekly teleconferences.



* Confidential Treatment Requested

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

Table Numbering Conventions:

1.       All tables have numbers of the form X.X.X.
2. The first level (1.X.X, 2.X.X, etc) represents the nature of the data, e.g., Patient Descriptives, AEs, Labs, etc.
3. The second level (X.1, X.2, X.3) indicates whether the table is based on the Action I data (X. 1), or the Action II data (X. 2), or the integrated database (X.3).
4. The third level (X.X.1, X.X.2, etc) represents the table number within this data type-study combination.
5. Missing table numbers in any column indicates that the corresponding tables will not be produced for that data (Action I, Action II, or IDB).


----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
PATIENT DESCRIPTIVES
----------------------------------------------------------------------------------------------------------------------
Patient Disposition - Study completion and treatment cessation                1.1.0         1.2.0          1.3.0
information - Enrolled patients (including information on
discontinuations due to dialysis and/or transplantation)
----------------------------------------------------------------------------------------------------------------------
Listing of patients excluded from the ITT population                          1.1.1         1.2.1
----------------------------------------------------------------------------------------------------------------------
Patient Disposition by Center - Number of Patients Enrolled, Evaluated,       1.1.2         1.2.2
Ceased Treatment, and Dropped Out at each Center
----------------------------------------------------------------------------------------------------------------------
Patient disposition by visit (This table will show the number of              1.1.3         1.2.3
patients on-treatment at the protocol correct dose, on-treatment at the protocol incorrect dose, off-treatment, dropped out, and lost to follow-up at each visit for each treatment)
----------------------------------------------------------------------------------------------------------------------
Number of Patients with Major Protocol Deviations                             1.1.4         1.2.4
----------------------------------------------------------------------------------------------------------------------
Listing of Patients with Major Protocol Deviations                            1.1.5         1.2.5
----------------------------------------------------------------------------------------------------------------------
COMPLIANCE AND EXPOSURE TO STUDY MEDICATION
----------------------------------------------------------------------------------------------------------------------



                              Appendix 1 - Page 1

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Total duration of exposure to study medication overall and by 6-month         2.1.0         2.2.0          2.3.0
intervals (not accounting for gaps in study medication administration)
----------------------------------------------------------------------------------------------------------------------
Duration of exposure to study medication overall and by 6-month               2.1.1         2.2.1
intervals (accounting for gaps in study medication administration)
----------------------------------------------------------------------------------------------------------------------
Dose Titration (Including information on the number of times the dose         2.1.2         2.2.2
was changed, number of times patient was taken off study medication, overall and by reason)
----------------------------------------------------------------------------------------------------------------------
Study medication compliance (This table will show the number of patients      2.1.3         2.2.3
in each of the following categories - < 80% compliance, 80%-120%
compliance, and > 120% compliance)
----------------------------------------------------------------------------------------------------------------------
DEMOGRAPHICS, BACKGROUND CHARACTERISTICS, AND MEDICAL HISTORY
----------------------------------------------------------------------------------------------------------------------
Patient demographics (age, age category, sex, race, weight, weight            3.1.0         3.2.0          3.3.0
category, height, BMI)
----------------------------------------------------------------------------------------------------------------------
Background Characteristics (smoking, duration of diabetes, Baseline           3.1.1         3.2.1          3.3.1
HbA1c, Baseline serum creatinine, Baseline GFR, Baseline proteinuria,
Baseline 24-hour urine creatinine clearance, Systolic BP, Systolic BP category, Diastolic BP, Diastolic BP category, Insulin type, Insulin daily dose, Baseline Triglycerides, Baseline Total cholesterol, Baseline
HDL cholesterol, Baseline LDL cholesterol, Total cholesterol to HDL ratio, and for Action II only - cardiovascular morbidity)
----------------------------------------------------------------------------------------------------------------------
Medical History (including body system categories and several groups of       3.1.2         3.2.2          3.3.2
parameters from Baseline ECG form)
----------------------------------------------------------------------------------------------------------------------
PRIOR AND CONCOMITANT MEDICATIONS
----------------------------------------------------------------------------------------------------------------------
Incidence of prior medications at baseline                                   In Appendix Table A1.0 of study report
                                                                                              only
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 2

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Incidence of concomitant medications taken prior to randomization            In Appendix Table A2.0 of study report
                                                                                              only
----------------------------------------------------------------------------------------------------------------------
Incidence of key concomitant medications taken during the double-blind        4.1.0         4.2.0          4.3.0
treatment period [ACE inhibitors, [beta symbol]-blockers, diuretics,
Calcium channel antagonists, insulin (overall and by type), each prohibited medication + for Action II only: troglitazone, sulfonylureas, metformin,
[alpha symbol]-glucosidase inhibitors, lipid lowering agents]
----------------------------------------------------------------------------------------------------------------------
Incidence of concomitant medications taken during the double-blind            A1.0          A1.1
treatment period
----------------------------------------------------------------------------------------------------------------------
ADVERSE EVENTS
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Adverse Events                        5.1.0         5.2.0          5.3.0
----------------------------------------------------------------------------------------------------------------------
Prevalence of Adverse Events in first 12 weeks by 2 week intervals            5.1.1         5.2.1          5.3.1
----------------------------------------------------------------------------------------------------------------------
Prevalence of Adverse Events by 3-month intervals                             5.1.2         5.2.2          5.3.2
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Adverse                                       5.1.3         5.2.3          5.3.3
Events in first 12 weeks by 2 week intervals (based on
treatment-emergence relative to the start of the interval)
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Adverse Events by 3-month intervals           5.1.4         5.2.4          5.3.4
(based on treatment-emergence relative to the start of the interval)
----------------------------------------------------------------------------------------------------------------------
Cumulative Incidence of Treatment Emergent Adverse Events in first 12         5.1.5         5.2.5          5.3.5
weeks by 2 week intervals (based on treatment-emergence relative to the time of randomization)
----------------------------------------------------------------------------------------------------------------------
Cumulative Incidence of Treatment Emergent Adverse Events by 3 month          5.1.6         5.2.6          5.3.6
intervals (based on treatment-emergence relative to the time of randomization)
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Adverse Events by Severity            5.1.7         5.2.7          5.3.7
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 3

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Adverse Events by Drug                5.1.8         5.2.8          5.3.8
Relationship
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Adverse Events by Severity and        5.1.9         5.2.9          5.3.9
Drug Relationship
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Adverse Events of Special            5.1.10        5.2.10          5.3.10
Interest by Preferred Term
----------------------------------------------------------------------------------------------------------------------
Prevalence of Adverse Events of Special Interest in first 12 weeks by 2      5.1.11        5.2.11          5.3.11
week intervals
----------------------------------------------------------------------------------------------------------------------
Prevalence of Adverse Events of Special Interest by 3-month intervals        5.1.12        5.2.11          5.3.11
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Adverse Events of Special Interest in        5.1.13        5.2.13          5.3.13
first 12 weeks by 2 week intervals (based on treatment-emergence relative to the start of the interval)
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Adverse Events of Special Interest by 3      5.1.14        5.2.14          5.3.14
month intervals (based on treatment-emergence relative to the start of the interval)
----------------------------------------------------------------------------------------------------------------------
Cumulative Incidence of Treatment Emergent Adverse Events of Special         5.1.15        5.2.15          5.3.15
Interest in first 12 weeks by 2 week intervals (based on
treatment-emergence relative to the time of randomization)
----------------------------------------------------------------------------------------------------------------------
Cumulative Incidence of Treatment Emergent Adverse Events of Special         5.1.16        5.2.16          5.3.16
Interest by 3 month intervals (based on treatment-emergence relative to the time of randomization)
----------------------------------------------------------------------------------------------------------------------
WITHDRAWALS DUE TO ADVERSE EVENTS
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Adverse Events Leading to             6.1.0         6.2.0          6.3.0
Permanent Discontinuation of Study Medication
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Adverse Events Leading to             6.1.1         6.2.1          6.3.1
Temporary Discontinuation of Study Medication
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 4

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Adverse Events Leading to Permanent           6.1.2         6.2.2          6.3.2
Discontinuation in first 12 weeks by 2 week intervals
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Adverse Events Leading to Permanent           6.1.3         6.2.3          6.3.3
Discontinuation by 3-month intervals
----------------------------------------------------------------------------------------------------------------------
Listing of Adverse Events Leading to Permanent Discontinuation of             6.1.4         6.1.4          6.1.4
Treatment                                                                   (part of)     (part of)
----------------------------------------------------------------------------------------------------------------------
SERIOUS ADVERSE EVENTS
----------------------------------------------------------------------------------------------------------------------
Overall Incidence of Treatment Emergent Serious Adverse Events                7.1.0         7.2.0          7.3.0
----------------------------------------------------------------------------------------------------------------------
Prevalence of Serious Adverse Events in first 12 weeks by 2 week              7.1.1         7.2.1          7.3.1
intervals
----------------------------------------------------------------------------------------------------------------------
Prevalence of Serious Adverse Events by 3-month intervals                     7.1.2         7.2.2          7.3.2
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Serious Adverse Events in first 12 weeks      7.1.3         7.2.3          7.3.3
by 2 week intervals
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment Emergent Serious Adverse Events by 3-month             7.1.4         7.2.4          7.3.4
intervals
----------------------------------------------------------------------------------------------------------------------
Listing of All Serious Adverse Events                                         7.1.5         7.1.5          7.1.5
                                                                            (part of)     (part of)
----------------------------------------------------------------------------------------------------------------------
DEATHS
----------------------------------------------------------------------------------------------------------------------
Incidence of all Deaths-- by Cause of Death (In the Action II study           8.1.0         8.2.0          8.3.0
separate section of table will be included giving cause of death as adjudicated by the cardiovascular mortality and morbidity committee and cause of death as reported on the serious adverse events report form)
----------------------------------------------------------------------------------------------------------------------
Listing of all Deaths                                                         8.1.1         8.1.1          8.1.1
                                                                            (part of)     (part of)      (part of)
----------------------------------------------------------------------------------------------------------------------
LABORATORY MEASURES
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 5

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.0         9.2.0          9.3.0
at each visit - Hematology (Hemoglobin, Hematocrit, RBC Count, WBC
Count, Platelet Count, Reticulocyte Count, MCV + Iron parameters) [by
6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.1         9.2.1          9.3.1
at each visit - Liver Function Tests (Total Alkaline Phosphatase, Bone
Specific Alkaline Phosphatase, LDH, AST, ALT, Total Bilirubin) [by
6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.2         9.2.2          9.3.2
at each visit - Kidney Function Test (BUN) [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.3         9.2.3          9.3.3
at each visit - Serum Protein and Uric Acid Levels (Total Protein,
Albumin, Uric Acid) [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.4         9.2.4          9.3.4
at each visit - Electrolytes & CO2 [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.5         9.2.5          9.3.5
at each visit - Lipids (Total Cholesterol, Triglycerides, LDL cholesterol
& HDL cholesterol) [by 6 month intervals for IDB]

----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.6         9.2.6          9.3.6
at each visit - Glycemic Control Tests (HbA1c,  Fasting Blood Glucose)
[by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and change from Baseline Values Post-Baseline       9.1.7         9.2.7          9.3.7
at each visit - Serological Markers (MPO, ANCA, ANA) [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 6

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Actual Values and Actual Frequencies at Baseline and Change from              9.1.8         9.2.8          9.3.8
Baseline Values Post-Baseline and Change from Baseline Frequencies
Post-Baseline at each visit - Urinalysis (pH, Specific Gravity, Casts,      ------------------------------------------
RBC, WBC, Glucose, Protein) [by 6 month intervals for IDB]                   Glucose & Protein will be presented only
                                                                                in Action I & II study reports
----------------------------------------------------------------------------------------------------------------------
Actual Values at Baseline and Change from Baseline Values Post-Baseline       9.1.9         9.2.9          9.3.9
at each visit - 24 hour Urine Collections (Creatinine, Urea Nitrogen,
Calcium, Phosphorus, & Hydroxyproline) [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and       9.1.10        9.2.10
by visit - Hematology [Overall includes separate counts for 1, 2, or 3 consecutive CI values. By visit results are for prevalence of CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and       9.1.11        9.2.11
by visit - Liver Function Tests [Overall includes separate counts for 1,
2, or 3 consecutive CI values. By visit results are for prevalence of CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and       9.1.12        9.2.12
by visit - Kidney Function Test [Overall includes separate counts for 1,
2, or 3 consecutive CI values. By visit results are for prevalence of CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and       9.1.13        9.2.13
by visit - Serum Protein and Uric Acid Levels [Overall includes separate counts for 1, 2, or 3 consecutive CI values. By visit results are for prevalence of CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 7

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and      9.1.14        9.2.14
by visit - Electrolytes and CO2 [Overall includes separate counts for 1,
2, or 3 consecutive CI values. By visit results are for prevalence of
CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and      9.1.15        9.2.15
by visit - Lipids [Overall includes separate counts for 1, 2, or 3 consecutive CI values. By visit results are for prevalence of CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and      9.1.16        9.2.16
9.1.16 9.2.16 by visit - Glycemic Control Tests [Overall includes separate counts for 1, 2, or 3 consecutive CI values. By visit results are for prevalence of CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------
Incidence of Treatment-emergent Clinically Important Values overall and      9.1.17        9.2.17
by visit - Serological Markers [Overall includes separate counts for
1, 2, or 3 consecutive CI values. By visit results are for prevalence of
CI values for patients who are not CI at baseline]
----------------------------------------------------------------------------------------------------------------------
Incidence of Significant Upper GI Endoscopy Measurements (Lanza Scale        9.1.18        9.2.18
Score > 3) - overall and by visit
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.19        9.2.19          9.3.10
Last value) - Hematology
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.20        9.2.20          9.3.11
Last value) - Liver Function Tests
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.21        9.2.21          9.3.12
Last value) - Kidney Function Test
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 8

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.22        9.2.22          9.3.13
Last value) - Serum Protein and Uric Acid Levels
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.23        9.2.23          9.3.14
Last value) - Electrolytes and CO2
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.24        9.2.24          9.3.15
Last value) - Lipids
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.25        9.2.25          9.3.16
Last value) - Glycemic Control Tests
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.26        9.2.26          9.3.17
Last value) - Serological Markers
----------------------------------------------------------------------------------------------------------------------
Shift Tables Based on Normal Ranges (Baseline to Minimum, Maximum, &         9.1.27        9.2.27          9.3.18
Last value) - 24 hour Urine Collections
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important Laboratory Abnormalities - Hematology         A2.0          A2.1
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important Laboratory Abnormalities - Liver              A3.0          A3.1
Function Tests
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important Laboratory Abnormalities - Kidney             A4.0          A4.1
Function Test
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important Laboratory Abnormalities - Serum Protein      A5.0          A5.1
And Uric Acid Levels
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important Laboratory Abnormalities - Electrolytes       A6.0          A6.1
and CO2
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important                                               A7.0          A7.1
Laboratory Abnormalities - Lipids
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important Laboratory Abnormalities - Glycemic           A8.0          A8.1
control tests
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 9

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Listing of Clinically Important Laboratory Abnormalities - Serological        A9.0          A9.1
Markers
----------------------------------------------------------------------------------------------------------------------
VITALS SIGNS
----------------------------------------------------------------------------------------------------------------------
Sitting Vital Signs - Systolic Blood Pressure - Actual Values at             10.1.0        10.2.0          10.3.0
Baseline and Change from Baseline at each visit [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Sitting Vital Signs - Diastolic Blood Pressure - Actual Values at            10.1.1        10.2.1          10.3.1
Baseline and Change from Baseline at each visit [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Sitting Vital Signs - Heart Rate - Actual Values at Baseline and Change      10.1.2        10.2.2          10.3.2
from Baseline [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Standing Vital Signs - Systolic Blood Pressure - Actual Values at            10.1.3        10.2.3          10.3.3
Baseline and Change from Baseline at each visit [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Standing Vital Signs - Diastolic Blood Pressure - Actual Values at           10.1.4        10.2.4          10.3.4
Baseline and Change from Baseline at each visit [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Standing Vital Signs - Heart Rate - Actual Values at Baseline and Change     10.1.5        10.2.5          10.3.5
from Baseline at each Visit [by 6 month intervals for IDB]
----------------------------------------------------------------------------------------------------------------------
Incidence of clinically relevant vital signs abnormalities overall and       10.1.6        10.2.6
by 6 month visits - (clinically relevant abnormalities will be based on the FDA Division of Neuropharmacological Products guideline.  Results at
6 month visits are based on cumulative incidence)
----------------------------------------------------------------------------------------------------------------------
Listing of clinically relevant vital signs abnormalities                      A10.0         A10.1
----------------------------------------------------------------------------------------------------------------------
ECGS
----------------------------------------------------------------------------------------------------------------------
QRS and Qtc ['c' subscript] - Actual values at Baseline and Change from      11.1.0        11.2.0
Baseline at each visit
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 10

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Shift Tables from Baseline at each Visit (Normal, Abnormal) (Overall and     11.1.1        11.2.1
for 9 groups of ECG parameters)
----------------------------------------------------------------------------------------------------------------------
Listing of abnormal ECG measurements                                          A11.0         A11.1
----------------------------------------------------------------------------------------------------------------------
PHYSICAL EXAMINATION
----------------------------------------------------------------------------------------------------------------------
Physical Examination - Shifts from Baseline to Last Visit                   This table will be produced only for the
                                                                              Action I and Action II study reports
----------------------------------------------------------------------------------------------------------------------
Weight - Change from Baseline to Each Visit                                 This table will be produced only for the
                                                                              Action I and Action II study reports
----------------------------------------------------------------------------------------------------------------------
DRUG-DEMOGRAPHIC INTERACTIONS
----------------------------------------------------------------------------------------------------------------------
Adverse events of special interest and the most common adverse events         12.1.0-       12.2.0-        12.3.0-
by:  age category, sex, race, baseline BMI, smoking history, levels of       12.1.12       12.2.12        12.3.12
baseline serum creatinine, levels of baseline HbA1c, duration of diabetes at baseline, levels of baseline GFR, baseline retinopathy (Y/N), proteinuria, levels of baseline urine area nitrogen, levels of baseline LDL
----------------------------------------------------------------------------------------------------------------------
Serious adverse events by:  age category, sex, race, baseline BMI,           12.1.13-      12.2.13-       12.3.13-
smoking history, levels of baseline serum creatinine, levels of baseline     12.1.25       12.2.25        12.3.25
HbA1c, duration of diabetes at baseline, levels of baseline GFR, baseline retinopathy (Y/N), proteinuria, levels of baseline urine urea nitrogen, levels of baseline LDL
----------------------------------------------------------------------------------------------------------------------
DRUG-DRUG INTERACTIONS
----------------------------------------------------------------------------------------------------------------------
Adverse events of special interest and the most common adverse events        13.1.0-       13.2.0-         13.3.0-
by: captopril, all ACE inhibitors (including captopril), calcium             13.1.4        13.2.10         13.3.4
channel antagonists, [beta symbol]-blockers, diuretics. In addition for the
Action II study these tables will also cover: metformin, troglitazone,
[alpha symbol]-glucosidase inhibitors, sulfonylureas, insulin, lipid lowering agents, and Fen-Phen/Redux.
----------------------------------------------------------------------------------------------------------------------


                              Appendix 1 - Page 11

APPENDIX 1: PROPOSED LIST OF TABLES FOR THE ALTEON INTEGRATED SUMMARY OF SAFETY

----------------------------------------------------------------------------------------------------------------------
                                                                               Integrated Summary of Safety (ISS)
                      Title
                                                                            ------------------------------------------
                                                                                                         Integrated
                                                                            Action I      Action II       Database
----------------------------------------------------------------------------------------------------------------------
Serious adverse events by: captopril, all ACE inhibitors (including          13.1.5-       13.2.11-        13.3.5-
captopril), calcium channel antagonists, [beta symbol]-blockers,             13.1.9        13.2.21         13.3.9
diuretics.  In addition for the Action II study these tables will also cover: metformin, troglitazone, [alpha symbol]-glucosidase inhibitors, sulfonylureas, insulin, and lipid lowering agents
----------------------------------------------------------------------------------------------------------------------
DRUG-DISEASE INTERACTIONS
----------------------------------------------------------------------------------------------------------------------
Adverse events of special interest and the most common adverse events        14.1.0-       14.2.0-         14.3.0-
by:  PVD, baseline cardiovascular morbidity (not present, active, not        14.1.3        14.2.3          14.3.3
active), uncontrolled hypertension (DBP >= 90), uncontrolled hypertension (SBP >= 140)
----------------------------------------------------------------------------------------------------------------------
Serious adverse events by: PVD, baseline cardiovascular morbidity (not       14.1.4-       14.2.4-         14.3.4-
present, active, not active), uncontrolled hypertension (DBP >= 90),         14.1.7        14.2.7          14.3.7
uncontrolled hypertension (SBP >=140)
----------------------------------------------------------------------------------------------------------------------
FIGURES
----------------------------------------------------------------------------------------------------------------------
Plot of Number of SAEs versus Number of Patients at Risk over Time            1.1.0         1.2.0
----------------------------------------------------------------------------------------------------------------------

All safety tables are based on the ITT population


                              Appendix 1 - Page 12

APPENDIX 2:       PROPOSED LIST OF TABLES AND FIGURES FOR THE ALTEON INTEGRATED
                  SUMMARY OF EFFICACY, TOGETHER WITH A PROPOSED LIST OF THE
                  CORRESPONDING TABLES AND FIGURES IN ACTION I AND ACTION II
                  STUDY REPORTS

Table Numbering Conventions:


1.       All tables have numbers of the form X.X.
2. The first level (1.X, 2.X, etc) represents the nature of the data, e.g., Patient Descriptives, Efficacy, etc.
4. The second level (X.1, X.2, etc) represents the table number within this type of data.
5. Missing table numbers in any column indicates that the corresponding tables will not be produced for that document (ISE, Action I Study Report, or Action II Study Report).

--------------------------------------------------------------------------------------------------------------------------------
                                                                                Table number     Table number    Table number
                                   Title                                           in ISE         in Action I    in Action II
                                                                                 (based on       Study Report    Study Report
                                                                                  Action I)
--------------------------------------------------------------------------------------------------------------------------------
PATIENT DESCRIPTIVES
--------------------------------------------------------------------------------------------------------------------------------
Patient disposition - Study completion and treatment cessation information          1.0               1.0             1.0
- Enrolled patients
--------------------------------------------------------------------------------------------------------------------------------
Overview of analysis populations (This table will contain information               1.1               1.1             1.1
regarding the number of ITT, Safety, and Per Protocol patients at each visit, as well as the number that are valuable for the primary efficacy parameter.)
--------------------------------------------------------------------------------------------------------------------------------
Listing of patients excluded from the ITT population                                1.2               1.2             1.2
--------------------------------------------------------------------------------------------------------------------------------
Listing of patients excluded from the Per Protocol population                       1.3               1.3             1.3
--------------------------------------------------------------------------------------------------------------------------------
Patient disposition by center - Number of patients enrolled, evaluated,             1.4               1.4             1.4
ceased treatment, and dropped out at each center - ITT population
--------------------------------------------------------------------------------------------------------------------------------
Patient disposition by visit - ITT population & Per Protocol populations            1.5               1.5             1.5
(This table will show the number of patients on-treatment at the protocol correct dose, on-treatment at protocol incorrect dose, off-treatment, dropped out, and lost to follow-up at each visit for each treatment)
--------------------------------------------------------------------------------------------------------------------------------


                              Appendix 2 - Page 1

APPENDIX 2:       PROPOSED LIST OF TABLES AND FIGURES FOR THE ALTEON INTEGRATED
                  SUMMARY OF EFFICACY, TOGETHER WITH A PROPOSED LIST OF THE
                  CORRESPONDING TABLES AND FIGURES IN ACTION I AND ACTION II
                  STUDY REPORTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                Table number     Table number    Table number
                                   Title                                           in ISE         in Action I    in Action II
                                                                                 (based on       Study Report    Study Report
                                                                                  Action I)
--------------------------------------------------------------------------------------------------------------------------------
Number of patients with major protocol deviations - ITT                             1.6               1.6             1.6
--------------------------------------------------------------------------------------------------------------------------------
COMPLIANCE AND EXPOSURE TO STUDY MEDICATION
--------------------------------------------------------------------------------------------------------------------------------
Total duration of exposure to study medication overall and by 6-month            2.0 - 2.1         2.0 - 2.1       2.0 - 2.1
intervals (not accounting for gaps in study medication administration) -
ITT & Per Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Duration of exposure to study medication overall and by 6-month intervals        2.2 - 2.3         2.2 - 2.3       2.2 - 2.3
(accounting for gaps in study medication administration) - ITT & Per
Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Dose titrations - ITT & per protocol populations (including information on       2.4 - 2.5         2.4 - 2.5       2.4 - 2.5
the number of times the dose was changed, number of times patient was taken off study medication, overall and by reason)
--------------------------------------------------------------------------------------------------------------------------------
Study medication compliance - ITT population (This table will show the              2.6               2.6             2.6
number of patients in each of the following categories: < 80% compliance,
80% - 120% compliance, and > 120% compliance)
--------------------------------------------------------------------------------------------------------------------------------
DEMOGRAPHICS, BACKGROUND CHARACTERISTICS, AND MEDICAL HISTORY


--------------------------------------------------------------------------------------------------------------------------------
Patient demographics - ITT & Per Protocol populations (age, age category,        3.0 - 3.1         3.0 - 3.1       3.0 - 3.1
sex, race, weight, weight category, height, BMI)
--------------------------------------------------------------------------------------------------------------------------------


                              Appendix 2 - Page 2

APPENDIX 2:       PROPOSED LIST OF TABLES AND FIGURES FOR THE ALTEON INTEGRATED
                  SUMMARY OF EFFICACY, TOGETHER WITH A PROPOSED LIST OF THE
                  CORRESPONDING TABLES AND FIGURES IN ACTION I AND ACTION II
                  STUDY REPORTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                Table number     Table number    Table number
                                   Title                                           in ISE         in Action I    in Action II
                                                                                 (based on       Study Report    Study Report
                                                                                  Action I)
--------------------------------------------------------------------------------------------------------------------------------
Background Characteristics - ITT & Per Protocol populations (smoking,              3.2-3.3          3.2-3.3         3.2-3.3
duration of diabetes, Baseline HbA1c, Baseline serum creatinine, Baseline
GFR, Baseline proteinuria, Baseline 24-hour urine creatinine clearance, Systolic
BP, Systolic BP category, Diastolic BP, Diastolic BP category, Insulin type,
Insulin daily dose, Baseline Triglycerides, Baseline Total cholesterol, Baseline
HDL Cholesterol, Baseline LDL cholesterol, Total cholesterol to HDL ratio, and for Action II only - cardiovascular morbidity)
--------------------------------------------------------------------------------------------------------------------------------
Medical History - ITT & Per Protocol population (including body system             3.4-3.5          3.4-3.5         3.4-3.5
categories and several groups of parameters from the Baseline ECG form)
--------------------------------------------------------------------------------------------------------------------------------
PRIOR AND CONCOMITANT MEDICATIONS
--------------------------------------------------------------------------------------------------------------------------------
Incidence of prior medications at baseline - ITT population                                         A1.0            A1.0
--------------------------------------------------------------------------------------------------------------------------------
Incidence of concomitant medications taken prior to randomization - ITT                             A2.0            A2.0
population
--------------------------------------------------------------------------------------------------------------------------------
Incidence of key concomitant medications taken during the double-blind                 4.0           4.0             4.0
treatment period - ITT population [ACE inhibitors, [beta symbol]-blockers, diuretics, Calcium channel antagonists, insulin (overall and by type), each prohibited medication + for Action II only: troglitazone, sulfonylureas, metformin, [alpha symbol]-glucosidase inhibitors, lipid lowering agents]
--------------------------------------------------------------------------------------------------------------------------------
Incidence of concomitant medications taken during the double-blind                                  A3.0            A3.0
treatment period - ITT population
--------------------------------------------------------------------------------------------------------------------------------
EFFICACY MEASURES
--------------------------------------------------------------------------------------------------------------------------------


                              Appendix 2 - Page 3

APPENDIX 2:       PROPOSED LIST OF TABLES AND FIGURES FOR THE ALTEON INTEGRATED
                  SUMMARY OF EFFICACY, TOGETHER WITH A PROPOSED LIST OF THE
                  CORRESPONDING TABLES AND FIGURES IN ACTION I AND ACTION II
                  STUDY REPORTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                Table number     Table number    Table number
                                   Title                                           in ISE         in Action I    in Action II
                                                                                 (based on       Study Report    Study Report
                                                                                  Action I)
--------------------------------------------------------------------------------------------------------------------------------
Time to first doubling of serum creatinine verified by a confirmation             5.0-5.1           5.0-5.1         5.0-5.1
visit - ITT & Per Protocol populations (This table will give logrank p-values both the stratified by pooled center and unstratified, as well as Kaplan-Meier estimates of survival probabilities at 3 month intervals.)
--------------------------------------------------------------------------------------------------------------------------------
Time to composite event of doubling of serum creatinine or end stage renal        5.2-5.3           5.2-5.3         5.2-5.3
disease (maintenance dialysis or transplant) - ITT & Per Protocol populations (logrank test)
--------------------------------------------------------------------------------------------------------------------------------
Time to first doubling of serum creatinine verified by a confirmation               5.4               5.4             5.4
visit-- results from interim analyses - ITT population (log rank test, KM estimate of survival)
--------------------------------------------------------------------------------------------------------------------------------
Time to composite event of end stage renal disease (dialysis or                   5.5-5.6           5.5-5.6         5.5-5.6
transplantation) or death - ITT & Per Protocol populations (logrank test)
--------------------------------------------------------------------------------------------------------------------------------
Time to all cause mortality - ITT & Per Protocol populations                      5.7-5.8           5.7-5.8         5.7-5.8
--------------------------------------------------------------------------------------------------------------------------------
Time to cardiovascular mortality or morbidity - ITT & Per Protocol                                                 5.9-5.10
population
--------------------------------------------------------------------------------------------------------------------------------
Time to end stage renal disease (dialysis or transplantation) - ITT & Per                                          5.11-5.12
protocol population
--------------------------------------------------------------------------------------------------------------------------------
Rate of change in log GFR determined by iothalamate clearance - ITT & Per         5.9-5.10         5.9-5.10        5.13-5.14
Protocol populations (2-stage random effects model)
--------------------------------------------------------------------------------------------------------------------------------
Rate of change in serum creatinine - ITT & per Protocol Populations              5.11-5.12         5.11-5.12       5.15-5.16
(2-stage random effects model)
--------------------------------------------------------------------------------------------------------------------------------


                              Appendix 2 - Page 4

APPENDIX 2:       PROPOSED LIST OF TABLES AND FIGURES FOR THE ALTEON INTEGRATED
                  SUMMARY OF EFFICACY, TOGETHER WITH A PROPOSED LIST OF THE
                  CORRESPONDING TABLES AND FIGURES IN ACTION I AND ACTION II
                  STUDY REPORTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                Table number     Table number    Table number
                                   Title                                           in ISE         in Action I    in Action II
                                                                                 (based on       Study Report    Study Report
                                                                                  Action I)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 5.13-5.14         5.13-5.14       5.17-5.18
Rate of decline in estimated creatinine clearance (calculated by the
Cockrauft & Gault method) - ITT & Per Protocol populations (2-stage random effects model)
--------------------------------------------------------------------------------------------------------------------------------
Rate of change in measured creatinine clearance from 24-hour urine               5.15-5.16         5.15-5.16       5.19-5.20
collection - ITT & per protocol populations (2-stage random effects model)
--------------------------------------------------------------------------------------------------------------------------------
Change from baseline in urinary protein excretion from 24-hour urine             5.17-5.18         5.17-5.18       5.21-5.22
5.17-5.18 5.17-5.18 5.21-5.22 collection - ITT & Per Protocol populations
(Repeated measures over all time points as well as testing at each time point)
--------------------------------------------------------------------------------------------------------------------------------
Change from baseline to endpoint in retinal data (Diabetic Retinopathy)          5.19-5.20         5.19-5.20       5.23-5.24
overall and stratified by prior photo coagulation - ITT & Per Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Proportion changing from Baseline to Endpoint by at least 3 units - ITT &        5.21-5.22         5.21-5.22       5.25-5.26
Per Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Shifts from baseline to endpoint for individual retinal events - ITT & Per       5.23-5.24         5.23-5.24       5.27-5.28
Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Shifts from baseline to endpoint-- retinal slit lamp examinations - ITT &        5.25-5.26         5.25-5.26       5.29-5.30
Per Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Drug-Demographic Interactions for the Primary Efficacy Parameter of Time
to First Doubling of Serum Creatinine Verified by a Confirmation Visit
(ITT Population only)
--------------------------------------------------------------------------------------------------------------------------------


                              Appendix 2 - Page 5

APPENDIX 2:       PROPOSED LIST OF TABLES AND FIGURES FOR THE ALTEON INTEGRATED
                  SUMMARY OF EFFICACY, TOGETHER WITH A PROPOSED LIST OF THE
                  CORRESPONDING TABLES AND FIGURES IN ACTION I AND ACTION II
                  STUDY REPORTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                Table number     Table number    Table number
                                   Title                                           in ISE         in Action I    in Action II
                                                                                 (based on       Study Report    Study Report
                                                                                  Action I)
--------------------------------------------------------------------------------------------------------------------------------
These tables will cover: age category, sex, race, baseline BMI, smoking           6.0-6.12         6.0-6.12        6.0-6.12
history, levels of baseline serum creatinine, levels of baseline HbA1c, duration of diabetes at baseline, levels of baseline GFR, baseline retinopathy
(Y/N), proteinuria, levels of baseline urine urea nitrogen, levels of baseline
LDL
--------------------------------------------------------------------------------------------------------------------------------
DRUG-DRUG INTERACTIONS FOR THE PRIMARY EFFICACY PARAMETER OF TIME TO FIRST
DOUBLING OF SERUM CREATININE VERIFIED BY A CONFIRMATION VISIT (ITT
POPULATION ONLY)
--------------------------------------------------------------------------------------------------------------------------------
These tables will cover: captopril, all ACE inhibitors (including                 7.0-7.4           7.0-7.4        7.0-7.10
captopril), calcium channel antagonists, [beta symbol]-blockers, diuretics.  In addition for the Action II study these tables will also cover: metformin, troglitazone, [alpha symbol]-glucosidase inhibitors, sulfonylureas, insulin, and lipid lowering agents
--------------------------------------------------------------------------------------------------------------------------------
DRUG-DISEASE INTERACTIONS FOR THE PRIMARY EFFICACY PARAMETER OF TIME TO
FIRST DOUBLING OF SERUM CREATININE VERIFIED BY A CONFIRMATION VISIT (ITT
POPULATION ONLY)
--------------------------------------------------------------------------------------------------------------------------------
These tables will cover: PVD, baseline cardiovascular morbidity (not              8.0-8.3           8.0-8.3         8.0-8.3
present, active, not active), uncontrolled hypertension (DBP > = 90), uncontrolled hypertension (SBP >= 140)
--------------------------------------------------------------------------------------------------------------------------------
FIGURES
--------------------------------------------------------------------------------------------------------------------------------
Kaplan-Meier plot of time to first doubling of Serum Creatinine verified          1.0-1.1           1.0-1.1         1.0-1.1
by a confirmation visit - ITT & Per Protocol populations
--------------------------------------------------------------------------------------------------------------------------------


                              Appendix 2 - Page 6

APPENDIX 2:       PROPOSED LIST OF TABLES AND FIGURES FOR THE ALTEON INTEGRATED
                  SUMMARY OF EFFICACY, TOGETHER WITH A PROPOSED LIST OF THE
                  CORRESPONDING TABLES AND FIGURES IN ACTION I AND ACTION II
                  STUDY REPORTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                Table number     Table number    Table number
                                   Title                                           in ISE         in Action I    in Action II
                                                                                 (based on       Study Report    Study Report
                                                                                  Action I)
--------------------------------------------------------------------------------------------------------------------------------
Kaplan-Meier plot of time to composite event of end stage renal disease           1.2-1.3           1.2-1.3         1.2-1.3
(maintenance dialysis or transplant) or doubling of serum creatinine - ITT
& Per Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Kaplan-Meier plot of time to earlier of mortality, dialysis, or                   1.4-1.5           1.4-1.5         1.4-1.5
transplantation - ITT & Per Protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Kaplan-Meier plot of time to all-cause mortality - ITT & per protocol             1.6-1.7           1.6-1.7         1.6-1.7
populations
--------------------------------------------------------------------------------------------------------------------------------
Kaplan-Meier plot of time to event of end stage renal disease or death -          1.8-1.9           1.8-1.9         1.8-1.9
ITT & per protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Plot of rate of change in serum creatinine over time - ITT & per protocol        1.10-1.11         1.10-1.11       1.10-1.11
populations
--------------------------------------------------------------------------------------------------------------------------------
Plot of rate of change in estimated creatinine clearance over time - ITT &       1.12-1.13         1.12-1.13       1.12-1.13
per protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Plot of rate of change in measured creatinine clearance over time - ITT &        1.14-1.15         1.14-1.15       1.14-1.15
per protocol populations
--------------------------------------------------------------------------------------------------------------------------------
Plot of rate of change in GFR over time determined by iothalamate                1.16-1.17         1.16-1.17       1.16-1.17
clearance - ITT & per protocol populations
--------------------------------------------------------------------------------------------------------------------------------


                              Appendix 2 - Page 7

APPENDIX 3:    SUMMARY OF NDA SECTIONS, PRIMARY RESPONSIBILITIES, ESTIMATED
               NUMBER OF VOLUMES AND DATE OF FINAL RECEIPT

--------------------------------------------------------------------------------------------------------------------------
NDA ITEM NO.                                                     PRIMARY       ESTIMATE NO. OF       FINAL DOCUMENTS
                                                             RESPONSIBILITY        VOLUMES        RECEIVED AT QUINTILES
--------------------------------------------------------------------------------------------------------------------------
Item 1:  Index (Table of Contents)                              Quintiles             1                    N/A
--------------------------------------------------------------------------------------------------------------------------
Item 2:  Labeling                                                Alteon              0.25                   *
--------------------------------------------------------------------------------------------------------------------------
Item 3:  Overall NDA Summary                                   Quintiles/            0.75                   *
                                                                Alteon(1)
--------------------------------------------------------------------------------------------------------------------------
Item 4:  CMC Section                                             Alteon
         Drug Substance                                                               1                     *
         (all sections except Physical &
         Chemical Characteristics)

         Physical & Chemical Characteristics                                                                *

         Drug Product (all sections except Methods of                                 2                     *
         Manufacturing & Pkg and Stability)

         Methods of Manufacturing & Pkg                                                                     *

         Stability                                                                                          *

         Methods Validation and Samples                                               1                     *

         Environmental Assessment                                                                           *
--------------------------------------------------------------------------------------------------------------------------
Item 5:  Nonclinical Pharmacology & Toxicology                   Alteon              50?                    *
         Technical Summary & References                                                                     *
         Individual Study Reports                                                                           *
--------------------------------------------------------------------------------------------------------------------------
Item 6:  Human Pharmacokinetics & Bioavailability                Alteon              20?                    *
         Technical Summary & References                                                                     *
         Individual Study Reports
         Phase I single, oral ascending dose (1987)                                                         *
         CPK88003                                                                                           *
         RPK89002                                                                                           *
         AGC89005                                                                                           *
         AGC89008                                                                                           *
         Multiple dose safety & PK in volunteers (1996)                                                     *
         AGC9011                                                                                            *

--------------------------------------------------------------------------------------------------------------------------
Item 7:  Microbiology Section                                      N/A               N/A                   N/A
--------------------------------------------------------------------------------------------------------------------------

*  Confidential Treatment Requested


                              Appendix 3 - Page 1

APPENDIX 3:    SUMMARY OF NDA SECTIONS, PRIMARY RESPONSIBILITIES, ESTIMATED
               NUMBER OF VOLUMES AND DATE OF FINAL RECEIPT

-------------------------------------------------------------------------------------------------------------------------------
NDA ITEM NO.                                                             PRIMARY       ESTIMATE NO. OF       FINAL DOCUMENTS
                                                                     RESPONSIBILITY        VOLUMES        RECEIVED AT QUINTILES
-------------------------------------------------------------------------------------------------------------------------------
Item 8:  Clinical Data Section                                           Quintiles
         Overall Summary (include items designated with "*" below)      Quintiles/             1                     *
                                                                         Alteon(2)
         *Clinical Pharmacology Summary
         Individual Study Reports (completed studies)                    Quintiles             1                     *
         AGPR0002 (ACTION I)
         AGPR0015 (Microalbuminuria)                                     Quintiles             10                    *
         AGPR0016 (Dyslipidemia)                                          Alteon               1?                    *
         AGC89003 (Phase II)                                              Alteon               1?                    *
         AGC89006 (Phase II)                                              Alteon               1?                    *
                                                                          Alteon               1?                    *
         *Brief Synopses (protocol and CRF for ongoing studies)
         AGPR00014 (ESRD)

         *Safety Report (discontinued studies)                            Alteon               1                     *
         AGPR0009 (ACTION II)

         Patient Narratives (1200+)                                      Quintiles             10                    *
         Integrated Summary of Safety
         Integrated Summary of Efficacy                                   Alteon               4+                    *
         *Summary of Risk/Benefit                                        Quintiles             10                    *
         Literature Review/References                                    Quintiles             5                     *
                                                                     Quintiles/Alteon          25                    *
                                                                          Alteon               5                     *
--------------------------------------------------------------------------------------------------------------------------
Item 9:  120-Day Safety Update                                           Alteon or            N/A                   N/A
                                                                         Quintiles
--------------------------------------------------------------------------------------------------------------------------
Item 10: Statistical Section                                             Quintiles             1                     *
--------------------------------------------------------------------------------------------------------------------------
Item 11: Case Report Tabulations                                            N/A               N/A                   N/A
         (requesting waiver from FDA)
--------------------------------------------------------------------------------------------------------------------------
Item 12: Case Report Forms                                                Alteon               1                     *
         (submitting images)
--------------------------------------------------------------------------------------------------------------------------
Item 13: Patent Information                                               Alteon        (incl in Vol 1)              *
--------------------------------------------------------------------------------------------------------------------------
Item 14: Patient Certification                                            Alteon        (incl in Vol 1)              *
--------------------------------------------------------------------------------------------------------------------------

1. Alteon will supply Chemistry Manufacturing and Controls, Nonclinical Pharmacology & Toxicology, and Human Pharmacokinetics & Bioavailability portions of the Overall NDA Summary.
2. Alteon will supply the Human Pharmacokinetics & Bioavailability portions of the Clinical Data Overall Summary

* Confidential Treatment Requested


                              Appendix 3 - Page 2